UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23342

Name of Fund:  FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series II, Inc., 55 East
52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2019

Date of reporting period: 11/30/2018

Item 1 – Report to Stockholders

NOVEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

FDP Series, Inc.

➢	FDP BlackRock Capital Appreciation Fund
➢	FDP BlackRock Equity Dividend Fund
➢	FDP BlackRock International Fund

FDP Series II, Inc.

➢	FDP BlackRock CoreAlpha Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended November 30, 2018, ongoing strength in corporate profits sustained the equity market, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted flat returns. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the lagged effects of the Fed’s four rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.02%	6.27%
U.S. small cap equities (Russell 2000® Index)	(5.53)	0.57
International equities (MSCI Europe, Australasia, Far East Index)	(7.97)	(7.94)
Emerging market equities (MSCI Emerging Markets Index)	(9.89)	(9.09)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	1.80
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.28)	(2.70)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.30)	(1.34)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.36	1.16
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.30	0.36
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (“FDP”) Service. You may receive separate shareholder reports for other funds available through the Service.

3

Fund Summary as of November 30, 2018	FDP BlackRock Capital Appreciation Fund

Investment Objective

FDP BlackRock Capital Appreciation Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed both its primary benchmark, the Russell 1000® Growth Index, and its secondary benchmark, the S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

During the period, the Fund’s positioning in the communication services sector was the largest detractor from performance. Within the sector, entertainment holdings weighed on results. The Fund’s positioning within consumer staples also detracted as selection in beverage companies had a negative impact on Fund returns. Elsewhere, stock selection in information technology (“IT”), in particular internet software & services holdings, weighed on performance during the period. The largest individual detractor for the six-month period was the Chinese internet product and services firm Tencent Holdings Ltd. Tencent underperformed amid U.S./China trade tensions, weakness in the Chinese stock market, regulatory uncertainty and questions surrounding the timing of the firm’s game launches and monetization. The Fund continues to hold Tencent on the view of the company’s growth opportunities, especially in payments, mobile gaming and advertising. The U.S. video game company Electronic Arts, Inc. also detracted from performance. The company’s financial and game updates disappointed investors, primarily due to the underperformance of Electronic Arts’ Live Services segment. The Fund continues to hold Electronic Arts as the company’s headwinds are viewed by the investment adviser as transitory in the short- to medium-term.

The largest contributor to relative performance during the period came from the health care sector, where equipment & supplies holdings had the greatest positive impact. Within health care, positioning within providers & services and life sciences tools & services also proved beneficial. In addition, consumer discretionary and industrials contributed to results. Selection in specialty retail and hotels, restaurants & leisure added value within the consumer discretionary sector, while an underweight position to aerospace & defense aided results within industrials. At the individual stock level, UnitedHealth Group, Inc. and Ulta Salon Cosmetics & Fragrance, Inc. were the largest individual contributors. UnitedHealth delivered favorable quarterly results with solid gains in medical membership, while Ulta outperformed as investors gained greater confidence in the company’s business model and re-rated the stock to more normalized historical valuation levels.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity, market movement and industry-wide market sector reclassifications during the period, the portfolio’s weighting in the new communication services sector increased, particularly within interactive media & services and entertainment. Health care exposure also increased, specifically within equipment & supplies and providers & services. Exposure to IT (internet software & services) and consumer discretionary (specialty retail and internet & direct marketing retail) decreased, due in part to the above-mentioned market sector reclassification.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund’s largest overweight positions were in the health care, communication services and consumer discretionary sectors. Industrials and consumer staples were the most significant sector underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	FDP BlackRock Capital Appreciation Fund

Performance Summary for the Period Ended November 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.68)%	12.11%	N/A	9.43%	N/A	13.50%	N/A
Investor A	(0.76)	11.83	5.96%	9.15	7.98%	13.21	12.60%
Investor C	(1.18)	11.00	10.17	8.33	8.33	12.35	12.35
Russell 1000® Growth Index(c)	1.43	8.59	N/A	13.04	N/A	16.54	N/A
S&P 500® Index(d)	3.02	6.27	N/A	11.12	N/A	14.32	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund pursues its investment objective by investing primarily in a diversified portfolio consisting primarily of common stocks of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. The Fund’s total returns from January 30, 2016 to November 27, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock Janus Growth Fund. The Fund’s total returns prior to January 30, 2016 are the returns of the Fund when it followed different investment strategies under the name Marsico Growth FDP Fund.

(c)

A float-adjusted, market capitalization-weighted index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (e)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$993.20	$5.55	$1,000.00	$1,019.50	$5.62	1.11%
Investor A	1,000.00	992.40	6.74	1,000.00	1,018.30	6.83	1.35
Investor C	1,000.00	988.20	10.47	1,000.00	1,014.54	10.61	2.10

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of November 30, 2018	FDP BlackRock Equity Dividend Fund

Investment Objective

FDP BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from relative performance during the six-month period was stock selection in the utilities sector. Within the sector, most of the underperformance derived from an overweight to PG&E Corp., a California utility that came under pressure due to the “Camp Fire” during the fall, the most destructive wildfire in the state’s history. Stock selection among energy firms also detracted, most notably within the oil, gas & consumable fuels industry. Within the consumer staples sector, underweights to household products as well as food & staples retailing firms negatively impacted relative performance, mainly due to underweight positions in the household products firm Procter & Gamble Co., the multinational retail company Walmart Inc., and the pharmaceutical holding company Walgreens Boots Alliance, Inc. Stock selection in financials also weighed on returns. Within the sector, an underweight to diversified financial services firms coupled with selection decisions in the insurance and capital markets industries hurt Fund performance.

The largest contribution to Fund returns during the period came from stock selection in the information technology (“IT”) sector, as selection decisions among semiconductors & semiconductor equipment firms proved beneficial, as did an underweight to the industry. Additionally, selection in the technology hardware, storage, & peripherals industry and an overweight to software companies added to relative results. Stock selection in the communication services sector was the next largest contributor to relative return, mainly among diversified telecommunication services (“telecom”) firms. Within telecom, an overweight to Verizon Communications, Inc. and an underweight to AT&T, Inc. contributed significantly. A combination of stock selection within and an underweight to consumer discretionary also boosted Fund returns, as did an underweight to the materials sector.

The Fund’s elevated cash balance at the end of the period was the result of a strategic decision made by the investment adviser. Cash is used to offset the investment adviser’s preferred cyclical exposures, and acts as cash reserves kept on hand in the event that a market sell-off creates attractive entry points for the Fund. During the period, the Fund’s cash position had a modestly negative impact on Fund returns.

Describe recent portfolio activity.

During the period, the Fund’s exposures to the health care and communication services sectors were increased. The portfolio’s cash allocation was also increased. Conversely, holdings in the consumer discretionary and utilities sectors were reduced.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest allocations in the financials, health care and energy sectors. The largest overweight positions were in health care, financials and IT, while the most significant underweights were to real estate, consumer discretionary and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	FDP BlackRock Equity Dividend Fund

Performance Summary for the Period Ended November 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.92%	2.20%	N/A	7.57%	N/A	12.96%	N/A
Investor A	1.72	1.90	(3.45)%	7.29	6.14%	12.69	12.08%
Investor C	1.41	1.25	0.57	6.50	6.50	11.84	11.84
Russell 1000® Value Index(c)	3.48	2.96	N/A	8.65	N/A	12.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund pursues its investment objective by investing under normal circumstances, at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to November 28, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock Invesco Value Fund.

(c)

A float-adjusted, market capitalization-weighted index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (d)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (d)	Annualized Expense Ratio
Institutional	$1,000.00	$1,019.20	$5.62	$1,000.00	$1,019.50	$5.62	1.11%
Investor A	1,000.00	1,017.20	6.88	1,000.00	1,018.25	6.88	1.36
Investor C	1,000.00	1,014.10	10.60	1,000.00	1,014.54	10.61	2.10

(d)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(e)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of November 30, 2018	FDP BlackRock International Fund

Investment Objective

FDP BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its benchmark, the MSCI All Country World ex USA Index.

What factors influenced performance?

During the period, stock selection within the industrials sector, mainly aerospace & defense companies, represented the principal detractor from relative return. Selection in energy, notably oil & gas equipment & services, also detracted. The largest individual detractors during the period were the Canadian aerospace company Bombardier Inc., the German pharmaceutical firm Bayer AG as well as the U.K. company British American Tobacco PLC. Shares of Bombardier fell near the end of the period after regulators announced that they were reviewing the company’s executive stock sale program following stock price weakness resulting from a lowering of management’s earnings forecast.

Positive stock selection within the consumer discretionary sector, particularly in consumer electronics, made the largest contribution to relative return. Stock selection in financials, including banks, was also positive. The largest individual contributors to performance during the period were the Japanese electronics company Sony Corp., ICICI Bank Ltd. (India), and the Brazilian bank Itau Unibanco. The Fund’s position in Sony added the most to returns as the company’s earnings exceeded expectations.

Describe recent portfolio activity.

The largest change to the Fund’s active positioning was an increase in exposure to real estate from neutral stance to a meaningful overweight. This came from a new position in the U.S. data center company Equinix, Inc. Similarly, the Fund’s neutral exposure in materials was increased to a meaningful overweight with the addition of new positions in the Dutch diversified manufacturer Koninkilijke DSM as well as in China Molybdenum Co. Ltd. The Fund’s overweight to financials was reduced following the sale of CaixaBank SA (Spain).

Describe portfolio positioning at period end.

At period end, the Fund’s largest sector overweight positions were in real estate, materials and utilities, while the largest underweights were to industrials, energy and consumer staples. In country terms, the largest overweight exposures were in the United States, China and France, while the largest underweights were to Japan, Australia and the United Kingdom.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	FDP BlackRock International Fund

Performance Summary for the Period Ended November 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.24)%	(13.30)%	N/A	(0.27)%	N/A	6.45%	N/A
Investor A	(10.36)	(13.50)	(18.04)%	(0.52)	(1.59)%	6.19	5.62%
Investor C	(10.68)	(14.15)	(14.99)	(1.28)	(1.28)	5.39	5.39
MSCI All Country World ex USA Index(c)	(8.37)	(8.12)	N/A	1.79	N/A	7.66	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund pursues its investment objective by investing at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund’s total returns prior to November 28, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock MFS Research International Fund.

(c)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (e)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$897.60	$6.04	$1,000.00	$1,018.70	$6.43	1.27%
Investor A	1,000.00	896.40	7.23	1,000.00	1,017.45	7.69	1.52
Investor C	1,000.00	893.20	10.77	1,000.00	1,013.69	11.46	2.27

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of November 30, 2018	FDP BlackRock CoreAlpha Bond Fund

Investment Objective

FDP BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

During the six-month period, the Fund’s positioning with respect to residential mortgage-backed securities (“MBS”) was the largest detractor from performance relative to the benchmark. Specifically, the Fund’s pool selection within 30-year MBS and a preference for higher coupons constrained performance as the yield curve flattened. Credit security selection also detracted based on an overweight to information technology (“IT”) and stock selection within energy.

The Fund’s asset allocation contributed to performance as the Fund was overweight in securitized assets and other spread assets for much of the period, which benefited from continued spread tightening and positive carry.

The Fund held derivatives during the period in the form of futures contracts as a means to manage risk. The Fund’s use of derivatives detracted from the Fund’s performance.

The Fund also held a modestly elevated cash position, which was committed for pending transactions. The Fund’s cash balance did not have a material impact on returns.

Describe recent portfolio activity.

During the six-month period, the Fund maintained its overweight position in industrials. The Fund decreased its overweights in consumer cyclicals and technology, while increasing its overweights in energy, basic materials and consumer non-cyclicals. Within energy, the Fund increased its overweight within the midstream segment. The Fund’s overweight in financials was also increased.

Describe portfolio positioning at period end.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was underweight in physical U.S. Treasury securities. Within spread sectors, the Fund was overweight in investment grade corporate credit and agency MBS, with underweights in transportation and other industrials. The Fund also held a non-benchmark allocation to high yield corporate credit. Within investment grade credit, the Fund was overweight in consumer non-cyclicals, banking names and select issues within communications.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	FDP BlackRock CoreAlpha Bond Fund

Performance Summary for the Period Ended November 30, 2018

			Average Annual Total Returns (a)(b)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.22%	(0.63)%	(2.09)%	N/A	1.61%	N/A	5.35%	N/A
Investor A	2.85	(0.75)	(2.33)	(6.24)%	1.36	0.53%	5.09	4.67%
Investor C	2.45	(1.01)	(2.85)	(3.81)	0.80	0.80	4.51	4.51
Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	(0.30)	(1.34)	N/A	2.03	N/A	3.67	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds and futures and other instruments that have economic characteristics similar to bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of FDP BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of FDP Series, Inc., through a tax free organization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s total return prior to March 10, 2017 are the returns of the Predecessor Fund when it followed a different investment objective and investment strategies under the name FDP BlackRock Franklin Templeton Total Return Fund.

(c)

A market-weighted index, comprised of investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities (“ABS”) that are publicly offered for sale in the United States with $250 million or more of outstanding face value and at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (d)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (d)	Annualized Expense Ratio
Institutional	$1,000.00	$993.70	$3.55	$1,000.00	$1,021.51	$3.60	0.71%
Investor A	1,000.00	992.50	4.80	1,000.00	1,020.26	4.86	0.96
Investor C	1,000.00	989.90	7.43	1,000.00	1,017.60	7.54	1.49

(d)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(e)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	11

About Fund Performance

On September 17, 2018, the FDP BlackRock CoreAlpha Bond Fund acquired all of the assets, subject to the liabilities, of FDP BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of FDP Series, Inc. in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Shares are only available for purchase through the FDP Service.

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares (for all Funds except FDP BlackRock CoreAlpha Bond Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for FDP BlackRock CoreAlpha Bond Fund are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

Investor C Shares (for all Funds except FDP BlackRock CoreAlpha Bond Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for FDP BlackRock CoreAlpha Bond Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2018 and held through November 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of November 30, 2018

FDP BlackRock Capital Appreciation Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Amazon.com, Inc.	9%
Microsoft Corp.	7
Visa, Inc.	5
UnitedHealth Group, Inc.	5
Alphabet, Inc.	4
Mastercard, Inc.	3
salesforce.com, Inc.	3
Netflix, Inc.	3
Booking Holdings, Inc.	3
Constellation Brands, Inc.	3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	32%
Health Care	18
Consumer Discretionary	17
Communication Services	14
Industrials	6
Financials	6
Consumer Staples	3
Real Estate	2
Materials	1
Short Term Securities	1
Liabilities in Excess of Other Assets	—

FDP BlackRock Equity Dividend Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Verizon Communications, Inc.	4%
Pfizer, Inc.	4
JPMorgan Chase & Co.	4
Wells Fargo & Co.	4
Citigroup, Inc.	3
Anthem, Inc.	3
Bank of America Corp.	3
Oracle Corp.	3
Microsoft Corp.	2
Suncor Energy, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	25%
Health Care	20
Energy	11
Information Technology	11
Short Term Securities	7
Consumer Staples	6
Communication Services	6
Industrials	6
Utilities	4
Consumer Discretionary	2
Materials	2
Liabilities in excess of liabilities	—

PORTFOLIO INFORMATION	13

Portfolio Information  as of November 30, 2018 (continued)

FDP BlackRock International Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Engie SA	5%
Roche Holding AG	5
Koninklijke DSM NV	5
Suncor Energy, Inc.	5
Ping An Insurance Group Co. of China Ltd., Class H	4
Baidu, Inc. - ADR	4
Fomento Ecomomico Mexicano SAB de CV	4
Equinix, Inc.	4
Industria de Diseno Textil SA	4
Omron Corp.	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
France	14%
China	13
Japan	12
United States	11
Spain	7
Switzerland	7
United Kingdom	6
Netherlands	5
Canada	5
Mexico	4
India	3
Italy	3
Germany	3
Russia	3
Singapore	2
Portugal	2

FDP BlackRock CoreAlpha Bond Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	42%
U.S. Government Sponsored Agency Securities	40
Asset-Backed Securities	10
Money Market_ST	5
Non-Agency Mortgage-Backed Securities	2
Municipal Bonds	1
Foreign Agency Obligations	—	(b)
Floating Rate Loan Interests	—	(b)
TBA Sale Commitments	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Represents less than 1% of total investments.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2018	FDP BlackRock Capital Appreciation Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.8%

Automobiles — 0.7%
Tesla, Inc.(a)	1,448	$507,495

Banks — 0.9%
First Republic Bank	6,071	601,940

Beverages — 2.6%
Constellation Brands, Inc., Class A	9,132	1,787,680

Biotechnology — 1.7%
BioMarin Pharmaceutical, Inc.(a)	5,374	516,065
Vertex Pharmaceuticals, Inc.(a)	3,816	689,895

		1,205,960
Capital Markets — 3.7%
CME Group, Inc.	4,466	848,897
E*Trade Financial Corp.	8,263	432,072
S&P Global, Inc.	7,161	1,309,461

		2,590,430
Chemicals — 1.4%
Sherwin-Williams Co.	2,281	967,304

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(a)	3,837	837,387

Entertainment — 5.4%
Activision Blizzard, Inc.	14,500	723,260
Electronic Arts, Inc.(a)	13,587	1,142,259
Netflix, Inc.(a)	6,659	1,905,340

		3,770,859
Equity Real Estate Investment Trusts (REITs) — 1.7%
SBA Communications Corp.(a)	6,875	1,174,319

Health Care Equipment & Supplies — 6.5%
Align Technology, Inc.(a)	2,348	539,782
Becton Dickinson & Co.	6,057	1,530,907
Boston Scientific Corp.(a)	39,036	1,470,486
Intuitive Surgical, Inc.(a)	1,756	932,207

		4,473,382
Health Care Providers & Services — 6.2%
Centene Corp.(a)	7,792	1,108,412
UnitedHealth Group, Inc.	11,349	3,193,155

		4,301,567
Hotels, Restaurants & Leisure — 1.0%
Domino’s Pizza, Inc.	2,613	724,637

Industrial Conglomerates — 1.0%
Roper Technologies, Inc.	2,402	714,811

Interactive Media & Services — 8.9%
Alphabet, Inc., Class A(a)	2,460	2,729,739
Facebook, Inc., Class A(a)	8,434	1,185,905
IAC/InterActiveCorp(a)	2,811	500,245
Tencent Holdings Ltd.	44,000	1,759,060

		6,174,949
Internet & Direct Marketing Retail — 13.6%
Amazon.com, Inc.(a)	3,777	6,383,772
Booking Holdings, Inc.(a)	955	1,806,745
MercadoLibre, Inc.	3,497	1,230,839

		9,421,356
IT Services — 10.2%
Mastercard, Inc., Class A	11,362	2,284,557
PayPal Holdings, Inc.(a)	13,839	1,187,525
Visa, Inc., Class A	25,508	3,614,739

		7,086,821

Security	Shares	Value
Life Sciences Tools & Services — 1.8%
Illumina, Inc.(a)	3,614	$1,219,725

Machinery — 0.9%
Xylem, Inc.	8,884	648,354

Pharmaceuticals — 2.3%
Novartis AG — ADR	10,362	948,434
Zoetis, Inc.	7,051	661,877

		1,610,311
Professional Services — 2.3%
CoStar Group, Inc.(a)	4,210	1,555,132

Road & Rail — 1.7%
Union Pacific Corp.	7,472	1,149,044

Semiconductors & Semiconductor Equipment — 4.2%
ASML Holding NV — NY Shares	7,513	1,287,352
NVIDIA Corp.	5,583	912,430
Texas Instruments, Inc.	7,156	714,527

		2,914,309
Software — 17.1%
Adobe Systems, Inc.(a)	6,726	1,687,486
Autodesk, Inc.(a)	7,574	1,094,443
Intuit, Inc.	6,968	1,494,845
Microsoft Corp.	44,704	4,957,227
salesforce.com, Inc.(a)	13,520	1,930,115
ServiceNow, Inc.(a)	3,910	724,406

		11,888,522
Specialty Retail — 0.8%
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,752	521,728

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	3,582	639,673

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	9,797	735,951

Total Long-Term Investments — 99.8% (Cost — $53,034,665)		69,223,646

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.12%(b)(c)	363,601	363,601

Total Short-Term Securities — 0.5% (Cost — $363,601)		363,601

Total Investments — 100.3% (Cost — $53,398,266)		69,587,247
Liabilities in Excess of Other Assets — (0.3)%		(226,942)

Net Assets — 100.0%		$69,360,305

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock Capital Appreciation Fund

(c)

During the period ended November 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	562,638	(199,037)	363,601	$363,601	$6,406	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Automobiles	$507,495	$—	$—	$507,495
Banks	601,940	—	—	601,940
Beverages	1,787,680	—	—	1,787,680
Biotechnology	1,205,960	—	—	1,205,960
Capital Markets	2,590,430	—	—	2,590,430
Chemicals	967,304	—	—	967,304
Diversified Financial Services	837,387	—	—	837,387
Equity Real Estate Investment Trusts (REITs)	1,174,319	—	—	1,174,319
Health Care Equipment & Supplies	4,473,382	—	—	4,473,382
Health Care Providers & Services	4,301,567	—	—	4,301,567
Hotels, Restaurants & Leisure	724,637	—	—	724,637
Industrial Conglomerates	714,811	—	—	714,811
Internet & Direct Marketing Retail	10,095,857	—	—	10,095,857
Internet Software & Services	5,646,728	1,759,060	—	7,405,788
IT Services	7,086,821	—	—	7,086,821
Life Sciences Tools & Services	1,219,725	—	—	1,219,725
Machinery	648,354	—	—	648,354
Pharmaceuticals	1,610,311	—	—	1,610,311
Professional Services	1,555,132	—	—	1,555,132
Road & Rail	1,149,044	—	—	1,149,044
Semiconductors & Semiconductor Equipment	2,914,309	—	—	2,914,309
Software	13,754,041	—	—	13,754,041
Specialty Retail	521,728	—	—	521,728
Technology Hardware, Storage & Peripherals	639,673	—	—	639,673
Textiles, Apparel & Luxury Goods	735,951	—	—	735,951
Short-Term Securities:
Money Market Funds	363,601	—	—	363,601

	$67,828,187	$1,759,060	$—	$69,587,247

During the six month ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2018	FDP BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 93.2%

Aerospace & Defense — 1.2%
BAE Systems PLC	23,370	$146,912
Lockheed Martin Corp.	728	218,713
Northrop Grumman Corp.	1,589	412,950

		778,575
Banks — 14.9%
Bank of America Corp.	67,390	1,913,876
Citigroup, Inc.	31,161	2,018,921
JPMorgan Chase & Co.	23,174	2,576,717
U.S. Bancorp	14,890	810,910
Wells Fargo & Co.	41,729	2,265,050

		9,585,474
Beverages — 2.0%
Diageo PLC	15,852	572,471
PepsiCo, Inc.	5,635	687,132

		1,259,603
Building Products — 0.8%
Johnson Controls International PLC	15,460	537,699

Capital Markets — 3.4%
Charles Schwab Corp.	5,652	253,210
Goldman Sachs Group, Inc.	3,010	573,977
Morgan Stanley	18,975	842,300
State Street Corp.	7,310	533,776

		2,203,263
Chemicals — 0.9%
DowDuPont, Inc.	10,403	601,814

Communications Equipment — 1.7%
Cisco Systems, Inc.	8,251	394,975
Motorola Solutions, Inc.	5,164	677,775

		1,072,750
Construction Materials — 0.6%
CRH PLC	13,044	358,644

Containers & Packaging — 0.3%
International Paper Co.	4,010	185,222

Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.	15,471	304,469

Diversified Telecommunication Services — 4.5%
BCE, Inc.	3,768	161,572
Verizon Communications, Inc.	44,946	2,710,244

		2,871,816
Electric Utilities — 2.9%
Edison International	884	48,903
FirstEnergy Corp.	21,675	819,965
NextEra Energy, Inc.	3,571	648,886
PG&E Corp.(a)	14,149	373,251

		1,891,005
Electrical Equipment — 0.0%
nVent Electric PLC	881	22,043

Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	3,739	346,531

Food Products — 1.8%
Kellogg Co.	6,457	410,988
Mondelez International, Inc., Class A	5,550	249,639
Nestle SA, Registered Shares	6,030	514,437

		1,175,064

Security	Shares	Value
Health Care Equipment & Supplies — 3.6%
Koninklijke Philips NV	34,413	$1,304,937
Medtronic PLC	10,138	988,759

		2,293,696
Health Care Providers & Services — 6.9%
Anthem, Inc.	6,821	1,978,568
Cardinal Health, Inc.	4,433	243,061
CVS Health Corp.	8,448	677,539
Humana, Inc.	955	314,644
McKesson Corp.	3,932	489,534
UnitedHealth Group, Inc.	2,650	745,604

		4,448,950
Household Durables — 0.6%
Newell Brands, Inc.	17,700	414,180

Household Products — 0.8%
Procter & Gamble Co.	5,618	530,957

Industrial Conglomerates — 2.7%
3M Co.	2,062	428,731
General Electric Co.	37,778	283,335
Honeywell International, Inc.	5,109	749,746
Siemens AG, Registered Shares	2,220	258,353

		1,720,165
Insurance — 6.2%
American International Group, Inc.	21,841	944,623
Arthur J Gallagher & Co.	6,527	503,036
Brighthouse Financial, Inc.(a)	1,366	54,995
Marsh & McLennan Cos., Inc.	5,762	511,089
MetLife, Inc.	28,671	1,279,587
Travelers Cos., Inc.	5,451	710,647

		4,003,977
IT Services — 0.6%
Cognizant Technology Solutions Corp., Class A	4,992	355,580

Leisure Products — 0.3%
Mattel, Inc.(a)	15,650	217,535

Machinery — 0.3%
Pentair PLC	3,812	162,772

Media — 1.8%
Comcast Corp., Class A	29,402	1,146,972

Multi-Utilities — 0.9%
Public Service Enterprise Group, Inc.	9,900	553,410

Multiline Retail — 0.3%
Dollar General Corp.	1,909	211,880

Oil, Gas & Consumable Fuels — 10.8%
Anadarko Petroleum Corp.	5,471	289,416
BP PLC	177,591	1,181,069
Devon Energy Corp.	15,804	427,182
Enterprise Products Partners LP	32,673	857,666
Hess Corp.	8,290	446,748
Marathon Oil Corp.	12,579	209,944
Marathon Petroleum Corp.	10,244	667,499
ONEOK, Inc.	7,441	457,101
Suncor Energy, Inc.	43,067	1,390,633
TOTAL SA — ADR	4,530	251,913
Williams Cos., Inc.	30,627	775,476

		6,954,647
Personal Products — 0.6%
Unilever NV — NY Shares	7,145	396,619

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock Equity Dividend Fund

Security	Shares	Value
Pharmaceuticals — 10.3%
AstraZeneca PLC	16,294	$1,268,799
Bayer AG, Registered Shares	6,196	454,667
Merck & Co., Inc.	14,589	1,157,491
Novartis AG — ADR	6,530	597,691
Novo Nordisk A/S — ADR	10,016	466,946
Pfizer, Inc.	58,418	2,700,664

		6,646,258
Professional Services — 0.2%
Experian PLC	6,589	160,742

Road & Rail — 0.5%
Union Pacific Corp.	2,262	347,850

Semiconductors & Semiconductor Equipment — 1.7%
QUALCOMM, Inc.	13,035	759,419
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	8,130	305,607

		1,065,026
Software — 5.4%
Constellation Software, Inc.	431	295,606
Microsoft Corp.	13,958	1,547,803
Oracle Corp.	34,019	1,658,766

		3,502,175
Specialty Retail — 0.7%
Lowe’s Cos., Inc.	4,927	464,961

Technology Hardware, Storage & Peripherals — 0.9%
Lenovo Group Ltd.	320,000	232,207
Samsung Electronics Co. Ltd., — GDR	379	354,365

		586,572
Tobacco — 1.1%
Altria Group, Inc.	12,613	691,571

Total Long-Term Investments — 93.2% (Cost — $48,348,489)		60,070,467

Security	Shares		Value
Short-Term Securities — 6.9%

Money Market Funds — 6.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.12%(b)(c)		4,423,764	$4,423,764

Total Money Market Funds — 6.9% (Cost — $4,423,764)			4,423,764

	Par (000)
Time Deposits — 0.0%

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.79%, 12/03/18	HKD	19	2,487

Total Time Deposits — 0.0% (Cost — $2,487)			2,487

Total Short-Term Securities — 6.9% (Cost — $4,426,251)			4,426,251

Total Investments — 100.1% (Cost — $52,774,740)			64,496,718
Liabilities in Excess of Other Assets — (0.1)%			(66,983)

Net Assets — 100.0%			$64,429,735

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)	During the period ended November 30, 2018, in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,268,362	1,155,402	4,423,764	$4,423,764	$33,502	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$631,663	$146,912	$—	$778,575
Banks	9,585,474	—	—	9,585,474
Beverages	687,132	572,471	—	1,259,603
Building Products	537,699	—	—	537,699
Capital Markets	2,203,263	—	—	2,203,263
Chemicals	601,814	—	—	601,814
Communications Equipment	1,072,750	—	—	1,072,750
Construction Materials	—	358,644	—	358,644
Containers & Packaging	185,222	—	—	185,222
Diversified Financial Services	304,469	—	—	304,469
Diversified Telecommunication Services	2,871,816	—	—	2,871,816
Electric Utilities	1,891,005	—	—	1,891,005
Electrical Equipment	22,043	—	—	22,043
Electronic Equipment, Instruments & Components	346,531	—	—	346,531
Food Products	660,627	514,437	—	1,175,064
Health Care Equipment & Supplies	988,759	1,304,937	—	2,293,696
Health Care Providers & Services	4,448,950	—	—	4,448,950
Household Durables	414,180	—	—	414,180
Household Products	530,957	—	—	530,957
Industrial Conglomerates	1,461,812	258,353	—	1,720,165
Insurance	4,003,977	—	—	4,003,977
IT Services	355,580	—	—	355,580
Leisure Products	217,535	—	—	217,535
Machinery	162,772	—	—	162,772
Media	1,146,972	—	—	1,146,972
Multi-Utilities	553,410	—	—	553,410
Multiline Retail	211,880	—	—	211,880
Oil, Gas & Consumable Fuels	5,773,578	1,181,069	—	6,954,647
Personal Products	396,619	—	—	396,619
Pharmaceuticals	4,922,792	1,723,466	—	6,646,258
Professional Services	—	160,742	—	160,742
Road & Rail	347,850	—	—	347,850
Semiconductors & Semiconductor Equipment	1,065,026	—	—	1,065,026
Software	3,502,175	—	—	3,502,175
Specialty Retail	464,961	—	—	464,961
Technology Hardware, Storage & Peripherals	354,365	232,207	—	586,572
Tobacco	691,571	—	—	691,571
Short-Term Securities:
Money Market Funds	4,423,764	—	—	4,423,764
Time Deposits	—	2,487	—	2,487

	$58,040,993	$6,455,725	$—	$64,496,718

During the period ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) November 30, 2018	FDP BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 94.8%

Canada — 4.5%
Suncor Energy, Inc.	90,421	$2,915,467

China — 13.3%
Baidu, Inc. — ADR(a)	14,664	2,760,938
Bank of China Ltd., Class H	3,540,000	1,552,053
China Molybdenum Co. Ltd., Class H	3,249,000	1,338,041
Ping An Insurance Group Co. of China Ltd., Class H	294,500	2,870,040

		8,521,072
France — 14.4%
Arkema SA	25,555	2,425,646
AXA SA	99,664	2,427,037
Engie SA	239,847	3,380,810
SES SA	47,415	1,026,720

		9,260,213
Germany — 2.7%
Knorr-Bremse AG(a)	18,305	1,709,448

India — 2.8%
ICICI Bank Ltd.	357,747	1,830,649

Italy — 2.8%
Intesa Sanpaolo SpA	765,391	1,777,971

Japan — 12.1%
Mitsui Fudosan Co. Ltd.	78,600	1,884,115
Omron Corp.	56,600	2,498,200
Sony Corp.	38,000	2,008,103
Trend Micro, Inc.	24,200	1,390,517

		7,780,935
Mexico — 4.2%
Fomento Economico Mexicano SAB de CV	307,617	2,667,085

Netherlands — 4.6%
Koninklijke DSM NV	33,327	2,959,469

Portugal — 1.5%
Banco Comercial Portugues SA, Class R(a)	3,388,543	954,428

Russia — 2.6%
Sberbank of Russia PJSC — ADR	140,502	1,675,725

Security	Shares	Value
Singapore — 2.1%
Sea Ltd., ADR(a)	100,710	$1,343,471

Spain — 7.3%
Banco Bilbao Vizcaya Argentaria SA	385,533	2,190,311
Industria de Diseno Textil SA	82,027	2,521,092

		4,711,403
Switzerland — 7.0%
Cie Financiere Richemont SA, Registered Shares	19,350	1,257,375
Roche Holding AG	12,464	3,235,454

		4,492,829
United Kingdom — 6.0%
Associated British Foods PLC	65,117	2,016,227
Burberry Group PLC	80,805	1,830,596

		3,846,823
United States — 6.9%
BioMarin Pharmaceutical, Inc.(a)	19,280	1,851,458
Equinix, Inc.	6,766	2,606,805

		4,458,263

Total Long-Term Investments — 94.8% (Cost — $65,616,971)		60,905,251

Short-Term Securities — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.12%(b)(c)	2,809,421	2,809,421

Total Short-Term Securities — 4.4% (Cost — $2,809,421)		2,809,421

Total Investments — 99.2% (Cost — $68,426,392)		63,714,672
Other Assets Less Liabilities — 0.8%		542,611

Net Assets — 100.0%		$64,257,283

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)

During the period ended November 30, 2018, investments in issuers considered to be affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,966,946	(157,525)	2,809,421	$2,809,421	$15,436	$—	$—

(a)	Includes net capital gain distributions, if applicable.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Canada	$2,915,467	$—	$—	$2,915,467
China	2,760,938	5,760,134	—	8,521,072
France	—	9,260,213	—	9,260,213
Germany	1,709,448	—	—	1,709,448
India	—	1,830,649	—	1,830,649
Italy	—	1,777,971	—	1,777,971
Japan	—	7,780,935	—	7,780,935
Mexico	2,667,085	—	—	2,667,085
Netherlands	—	2,959,469	—	2,959,469
Portugal	—	954,428	—	954,428
Russia	—	1,675,725	—	1,675,725
Singapore	1,343,471	—	—	1,343,471
Spain	—	4,711,403	—	4,711,403
Switzerland	—	4,492,829	—	4,492,829
United Kingdom	—	3,846,823	—	3,846,823
United States	4,458,263	—	—	4,458,263
Short-Term Securities	2,809,421	—	—	2,809,421

	$18,664,093	$45,050,579	$—	$63,714,672

During the period ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security		Shares	Value
Common Stocks — 0.0%

Diversified Financial Services — 0.0%
HoldCo 2 NPV, Class A(a)(b)		1,643,590	$—
HoldCo 2 NPV, Class B(a)(b)		163,560	—

Total Common Stocks — 0.0% (Cost $—)			—

		Par (000)
Asset-Backed Securities — 10.6%
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C, 2.69%, 06/19/23	USD	450	441,470
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, (1 mo. LIBOR US + 0.55%), 3.14%, 06/25/34(c)		104	104,064
Argent Securities, Inc., Series 2005-W2, Class A2C, (1 mo. LIBOR US + 0.36%), 2.67%, 10/25/35(c)		81	81,334
AVANT Loans Funding Trust, Series 2018-A, Class A, 3.09%, 06/15/21(d)		109	108,531
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, (1 mo. LIBOR US + 0.25%), 2.81%, 02/26/35(c)		119	116,087
CLUB Credit Trust, Series 2018-NP1, Class A, 2.99%, 05/15/24(d)		90	90,193
Conn’s Receivables Funding LLC, Series 2018-A, Class A, 3.25%, 01/15/23(d)		218	218,253
Conseco Financial Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(e)		63	68,659
Countrywide Asset-Backed Certificates:
Series 2004-1, Class M1, (1 mo. LIBOR US + 0.50%), 3.06%, 03/25/34(c)		36	36,414
Series 2005-11, Class AF4, 4.42%, 03/25/34(e)		620	623,324
Drive Auto Receivables Trust:
Series 2017-3, Class C, 2.80%, 07/15/22		400	398,381
Series 2017-3, Class D, 3.53%, 12/15/23(d)		500	497,813
Series 2018-3, Class B, 3.37%, 09/15/22		50	50,002
Exeter Automobile Receivables Trust(d):
Series 2015-1A, Class C, 4.10%, 12/15/20		163	163,736
Series 2017-2A, Class A, 2.11%, 06/15/21		105	104,363
Flagship Credit Auto Trust, Series 2016-4, Class B, 2.41%, 10/15/21(d)		100	99,220
GSAA Home Equity Trust, Series 2005-5, Class M3, (1 mo. LIBOR US + 0.63%), 3.26%, 02/25/35(c)		110	110,126
Home Equity Mortgage Trust, Series 2004-4, Class M3, (1 mo. LIBOR US + 0.65%), 3.29%, 12/25/34(c)		48	47,960
Marlette Funding Trust, Class A(d):
Series 2017-1A, 2.83%, 03/15/24		81	80,603
Series 2017-2A, 2.39%, 07/15/24		127	126,638
Morgan Stanley ABS Capital I Trust, Inc., Series 2005-WMC1, Class M2, (1 mo. LIBOR US + 0.74%), 3.05%, 01/25/35(c)		15	14,644
National Collegiate Student Loan Trust(c):
Series 2006-2, Class A3, (1 mo. LIBOR US + 0.21%), 2.52%, 11/25/27		54	53,607
Series 2006-3, Class A4, (1 mo. LIBOR US + 0.27%), 2.59%, 03/26/29		345	341,761
Series 2007-1, Class A3, (1 mo. LIBOR US + 0.24%), 2.56%, 07/25/30		421	414,750
Santander Drive Auto Receivables Trust:
Series 2016-1, Class C, 3.09%, 04/15/22		722	722,039
Series 2016-3, Class D, 2.80%, 08/15/22		450	445,369
Series 2017-2, Class B, 2.21%, 10/15/21		1,300	1,294,910
Series 2017-2, Class C, 2.79%, 08/15/22		730	724,907
Series 2017-2, Class D, 3.49%, 07/17/23		200	198,850

Security		Par (000)	Value
Asset-Backed Securities (continued)
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 02/15/29(d)	USD	101	$101,258
SoFi Consumer Loan Program LLC, Class A(d):
Series 2017-3, 2.77%, 05/25/26		285	282,299
Series 2017-4, 2.50%, 05/26/26		379	373,209
SoFi Consumer Loan Program Trust, Series 2018-3, Class A1, 3.20%, 08/25/27(d)		152	151,348
Trafigura Securitisation Finance PLC, Series 2017-1A, Class A1, (1 mo. LIBOR US + 0.85%), 3.16%, 12/15/20(c)(d)		750	754,046

Total Asset-Backed Securities — 10.6% (Cost — $9,440,001)			9,440,168

Corporate Bonds — 44.9%

Aerospace & Defense — 0.4%
Spirit AeroSystems, Inc., 3.95%, 06/15/23		125	124,519
United Technologies Corp., 3.65%, 08/16/23		200	197,116

			321,635
Auto Components — 0.4%
Fiat Chrysler Automobiles NV, 4.50%, 04/15/20		200	200,250
General Motors Financial Co., Inc., 4.20%, 11/06/21		140	139,135

			339,385
Banks — 5.9%
Banco Santander SA, 3.50%, 04/11/22		400	389,456
Barclays Bank PLC, 2.65%, 01/11/21		200	194,620
Barclays PLC, 4.61%, 02/15/23(e)		200	197,639
Capital One Financial Corp., 3.45%, 04/30/21		106	105,196
Capital One NA/Mclean VA, 2.65%, 08/08/22		300	286,227
Compass Bank, 3.50%, 06/11/21		250	246,469
Discover Bank, 3.10%, 06/04/20		1,000	990,177
HSBC Bank USA NA, 4.88%, 08/24/20		400	407,168
HSBC Holdings PLC:
3.60%, 05/25/23		800	783,591
3.03%, 11/22/23(e)		200	191,871
4.30%, 03/08/26		400	389,726
4.29%, 09/12/26(e)		200	194,697
ING Groep NV, 4.10%, 10/02/23		200	198,219
Santander UK PLC, 3.75%, 11/15/21		200	198,294
Synchrony Bank, 3.65%, 05/24/21		250	244,617
Wells Fargo Bank N.A., 3.55%, 08/14/23		250	245,613

			5,263,580
Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23		200	193,578
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		45	43,380
3.65%, 02/01/26(d)		500	471,679
Constellation Brands, Inc., 4.40%, 11/15/25		50	49,789
Keurig Dr. Pepper, Inc.(d):
4.60%, 05/25/28		65	63,846
3.55%, 05/25/21		110	108,985

			931,257
Biotechnology — 0.1%
Baxalta, Inc., 3.60%, 06/23/22		120	117,817

Capital Markets — 2.2%
Goldman Sachs Group, Inc.:
3.75%, 05/22/25		300	286,469
3.27%, 09/29/25(e)		200	186,429
3.75%, 02/25/26		700	662,364
Jefferies Group LLC, 4.85%, 01/15/27		219	208,898

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Capital Markets (continued)
Morgan Stanley:
2.75%, 05/19/22	USD	200	$192,750
3.88%, 01/27/26		400	384,993

			1,921,903
Chemicals — 0.4%
DowDuPont, Inc.:
3.77%, 11/15/20		95	95,437
4.21%, 11/15/23		200	201,726
4.73%, 11/15/28		50	50,674
International Flavors & Fragrances, Inc., 4.45%, 09/26/28		45	44,786

			392,623
Commercial Services & Supplies — 0.6%
Aviation Capital Group Corp., 6.75%, 04/06/21(d)		300	319,043
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(d)		200	201,226

			520,269
Communications Equipment — 0.5%
CommScope Technologies LLC, 5.00%, 03/15/27(d)		400	329,500
Motorola Solutions, Inc., 4.60%, 02/23/28		137	131,927

			461,427
Construction Materials — 0.2%
Allegion US Holding Co., Inc., 3.55%, 10/01/27		225	204,737

Consumer Discretionary — 0.1%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20		65	63,585

Consumer Finance — 3.0%
American Express Co., 2.50%, 08/01/22		250	238,427
Autodesk, Inc., 3.50%, 06/15/27		125	114,446
Ford Motor Credit Co. LLC:
2.43%, 06/12/20		245	237,132
3.16%, 08/04/20		1,000	976,492
Synchrony Financial, 2.70%, 02/03/20		900	884,128
Total System Services, Inc., 4.00%, 06/01/23		200	199,493

			2,650,118
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d):
5.13%, 07/15/23		100	97,625
7.00%, 07/15/24		100	99,750

			197,375
Diversified Financial Services — 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.25%, 07/01/20		250	251,315
3.30%, 01/23/23		200	190,201
4.13%, 07/03/23		200	195,945
Bank of America Corp.(e):
3.50%, 05/17/22		200	198,940
3.00%, 12/20/23		542	520,094
3.86%, 07/23/24		100	98,963
4.27%, 07/23/29		90	88,210
General Motors Financial Co., Inc.:
3.20%, 07/13/20		400	395,646
4.15%, 06/19/23		155	150,548
5.25%, 03/01/26		100	98,370
Intercontinental Exchange, Inc., 3.75%, 09/21/28		30	29,307
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(f)		300	286,257
3.30%, 04/01/26		1,300	1,221,823
Lloyds Banking Group PLC, 4.45%, 05/08/25		200	196,092

Security		Par (000)	Value
Diversified Financial Services (continued)
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21	USD	45	$44,971
3.46%, 03/02/23		200	197,728
ORIX Corp., 2.90%, 07/18/22		80	77,484

			4,241,894
Diversified Telecommunication Services — 1.1%
AT&T, Inc.:
4.45%, 04/01/24		115	115,601
3.95%, 01/15/25		400	386,062
Verizon Communications, Inc., 4.50%, 08/10/33		500	485,360

			987,023
Electric Utilities — 2.1%
Berkshire Hathaway Energy Co., 4.45%, 01/15/49(d)		100	95,738
Dominion Resources, Inc., 3.90%, 10/01/25		600	585,099
Eversource Energy, Series L, 2.90%, 10/01/24		170	161,591
Public Service Electric & Gas Co., 3.00%, 05/15/27		500	469,353
Southern Co., 3.25%, 07/01/26		500	462,308
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23		60	57,891

			1,831,980
Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics, Inc., 3.25%, 09/08/24		85	78,754
Seagate HDD Cayman, 4.75%, 01/01/25		100	92,249
Tyco Electronics Group SA, 3.13%, 08/15/27		40	36,737

			207,740
Energy Equipment & Services — 0.5%
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23		500	478,904

Equity Real Estate Investment Trusts (REITs) — 0.6%
Hospitality Properties Trust, 4.50%, 06/15/23		135	134,157
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26		100	97,250
Omega Healthcare Investors, Inc., 4.95%, 04/01/24		300	302,972

			534,379
Food & Staples Retailing — 0.9%
Conagra Brands, Inc.:
3.80%, 10/22/21		40	39,908
4.30%, 05/01/24		200	199,067
4.60%, 11/01/25		165	163,989
Lamb Weston Holdings, Inc.(d):
4.63%, 11/01/24		100	96,500
4.88%, 11/01/26		100	97,400
McCormick & Co., Inc., 2.70%, 08/15/22		180	172,693

			769,557
Food Products — 0.5%
Kraft Heinz Foods Co., 3.50%, 07/15/22		500	489,489

Health Care Equipment & Supplies — 0.8%
Baxter International, Inc., 2.60%, 08/15/26		250	225,305
Becton Dickinson & Co.:
2.89%, 06/06/22		105	101,171
3.36%, 06/06/24		267	254,654
Stryker Corp., 3.50%, 03/15/26		100	94,766
Zimmer Biomet Holdings, Inc., 3.70%, 03/19/23		55	54,237

			730,133
Health Care Providers & Services — 1.5%
Anthem, Inc.:
3.35%, 12/01/24		285	273,373
4.10%, 03/01/28		75	72,804
Halfmoon Parent, Inc.(d):
3.75%, 07/15/23		130	128,203
4.13%, 11/15/25		90	88,855

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
HCA, Inc., 5.88%, 05/01/23	USD	200	$207,000
Humana, Inc., 2.90%, 12/15/22		155	149,221
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		100	99,750
UnitedHealth Group, Inc., 3.10%, 03/15/26		300	284,475

			1,303,681
Hotels, Restaurants & Leisure — 0.7%
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		100	101,343
5.25%, 06/01/25		100	99,350
5.38%, 04/15/26		170	168,606
5.75%, 06/01/28		50	49,952
5.30%, 01/15/29		50	48,059
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(d)		200	197,250

			664,560
Household Durables — 0.3%
PulteGroup, Inc., 5.00%, 01/15/27		300	278,625

Industrial Conglomerates — 0.2%
Vertiv Group Corp., 9.25%, 10/15/24(d)		200	194,000

Insurance — 0.6%
Aflac, Inc., 3.63%, 06/15/23		500	497,060

Internet & Direct Marketing Retail — 0.1%
Expedia Group, Inc., 3.80%, 02/15/28		100	90,782

Internet Software & Services — 0.3%
Baidu, Inc., 3.88%, 09/29/23		200	197,244
VeriSign, Inc., 4.75%, 07/15/27		100	95,375

			292,619
IT Services — 0.9%
Alibaba Group Holding Ltd., 4.50%, 11/28/34		300	284,218
DXC Technology Co., 4.25%, 04/15/24		300	293,623
First Data Corp., 5.00%, 01/15/24(d)		200	197,240

			775,081
Machinery — 0.2%
CNH Industrial Capital LLC, 3.88%, 10/15/21		100	98,875
Terex Corp., 5.63%, 02/01/25(d)		100	92,030

			190,905
Media — 2.6%
21st Century Fox America, Inc., 6.15%, 02/15/41		50	60,579
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 07/23/20		1,000	995,430
Comcast Corp.:
4.15%, 10/15/28		145	143,704
4.25%, 10/15/30		60	59,218
4.60%, 10/15/38		100	97,841
CSC Holdings LLC, 5.50%, 05/15/26(d)(g)		300	290,531
Hughes Satellite Systems Corp., 6.63%, 08/01/26		200	186,500
Interpublic Group of Cos., Inc., 3.75%, 10/01/21		25	25,012
Nexstar Broadcasting, Inc., 5.63%, 08/01/24(d)		100	96,500
Warner Media LLC, 4.05%, 12/15/23		400	397,528

			2,352,843
Metals & Mining — 0.5%
Vale Overseas Ltd., 6.25%, 08/10/26		400	427,000

Multi-Utilities — 0.6%
Dominion Energy, Inc., 2.58%, 07/01/20		40	39,332
DTE Energy Co., Series D, 3.70%, 08/01/23		75	74,534
Sempra Energy:
2.90%, 02/01/23		30	28,635
3.75%, 11/15/25		400	382,878

			525,379

Security		Par (000)	Value
Office Supplies & Equipment — 0.6%
VMware, Inc.:
2.30%, 08/21/20	USD	80	$78,061
2.95%, 08/21/22		250	236,689
3.90%, 08/21/27		300	268,816

			583,566
Oil, Gas & Consumable Fuels — 2.6%
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		100	107,750
5.88%, 03/31/25		100	103,000
Energy Transfer Equity LP, 7.50%, 10/15/20		200	211,000
Energy Transfer Partners LP, 4.95%, 06/15/28		100	97,017
Enterprise Products Operating LLC, 4.15%, 10/16/28		100	97,489
Hess Corp., 4.30%, 04/01/27		200	182,813
MPLX LP, 4.88%, 06/01/25		200	201,097
ONEOK, Inc.:
4.00%, 07/13/27		225	211,655
4.55%, 07/15/28		300	290,220
Petroleos Mexicanos, 6.75%, 09/21/47		100	82,750
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24		200	210,565
5.88%, 06/30/26		50	52,633
5.00%, 03/15/27		214	213,352
4.20%, 03/15/28		86	80,805
Shell International Finance BV, 3.88%, 11/13/28		185	184,780

			2,326,926
Pharmaceuticals — 1.3%
AstraZeneca PLC:
3.50%, 08/17/23		200	195,716
4.00%, 01/17/29		300	291,846
Bausch Health Cos., Inc., 6.13%, 04/15/25(d)		200	187,740
Elanco Animal Health, Inc., 4.27%, 08/28/23(d)		70	69,470
Pfizer, Inc., 4.13%, 12/15/46		100	96,401
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21(d)		200	200,782
Zoetis, Inc., 3.90%, 08/20/28		125	121,798

			1,163,753
Professional Services — 0.4%
IHS Markit Ltd.:
4.13%, 08/01/23		148	146,313
4.75%, 08/01/28		45	43,891
Verisk Analytics, Inc., 4.00%, 06/15/25		200	197,670

			387,874
Semiconductors & Semiconductor Equipment — 2.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24		700	661,750
Maxim Integrated Products, Inc., 3.38%, 03/15/23		1,000	982,464
NVIDIA Corp., 3.20%, 09/16/26		200	186,763
QUALCOMM, Inc., 3.25%, 05/20/27		100	92,027

			1,923,004
Software — 0.2%
CDK Global, Inc.:
5.88%, 06/15/26		20	19,900
4.88%, 06/01/27		60	55,950
MSCI, Inc., 4.75%, 08/01/26(d)		100	95,250

			171,100
Tobacco — 0.4%
Altria Group, Inc., 3.88%, 09/16/46		100	80,383
BAT Capital Corp., 2.76%, 08/15/22		255	241,447

			321,830

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Wireless Telecommunication Services — 2.2%
American Tower Corp.:
3.50%, 01/31/23	USD	500	$487,205
4.40%, 02/15/26		400	397,341
Crown Castle International Corp.:
5.25%, 01/15/23		600	620,907
3.20%, 09/01/24		125	117,836
Sprint Communications, Inc., 6.00%, 11/15/22		300	299,880

			1,923,169

Total Corporate Bonds — 44.9% (Cost — $41,363,834)			40,050,567

Floating Rate Loan Interests(c) — 0.0%

Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.31%, 06/02/25		16	15,399

Total Floating Rate Loan Interests — 0.0% (Cost — $15,572)			15,399

Foreign Agency Obligations — 0.5%
Mexico Government International Bond, 4.15%, 03/28/27		375	358,151
Uruguay Government International Bond, 4.98%, 04/20/55		50	45,700

Total Foreign Agency Obligations — 0.5% (Cost — $424,987)			403,851

Municipal Bonds — 0.9%
Port Authority of New York & New Jersey, ARB, 192nd Series, 4.81%, 10/15/65		200	209,572
Port Authority of New York & New Jersey, RB, 4.82%, 06/01/45		200	206,822
University of California, Refunding RB, Series J, 4.13%, 05/15/45		350	343,700

Total Municipal Bonds — 0.9% (Cost — $750,000)			760,094

Non-Agency Mortgage-Backed Securities — 2.0%

Collateralized Mortgage Obligations — 0.5%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6 mo. LIBOR US + 1.50%), 4.10%, 10/25/34(c)		69	67,967
Bear Stearns Alternative A Trust, Series 2004-13, Class A2, (1 mo. LIBOR US + 0.44%), 3.19%, 11/25/34(c)		10	9,871
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 05/25/42(d)(e)		32	30,926
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 09/25/19		9	9,458
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 3.96%, 03/26/36(d)(e)		48	48,097
STACR Trust, Series 2018-HRP1, Class M2, 3.96%, 04/25/43(d)(e)		240	240,598
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9, 4.85%, 11/25/34(e)		44	44,894
Series 2007-3, Class 3A1, 5.50%, 04/25/22		5	5,565

			457,376

Security		Par (000)	Value
Commercial Mortgage-Backed Securities — 1.5%
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.48%, 10/15/49	USD	58	$54,476
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 02/10/34(d)		380	375,128
Eleven Madison Avenue Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(d)(e)		150	148,256
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49(e)		66	66,480
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7(e):
Class AJ, 5.86%, 07/10/38		382	350,386
Class AM, 5.86%, 07/10/38		52	52,256
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 09/15/47		200	200,850
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class B, 5.67%, 05/12/45(e)		210	11,258
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 08/15/50		90	90,617

			1,349,707

Total Non-Agency Mortgage-Backed Securities — 2.0% (Cost — $1,951,259)			1,807,083

U.S. Government Sponsored Agency Securities — 42.1%

Agency Obligations — 0.2%
Federal Home Loan Bank, 3.25%, 11/16/28		140	139,315

Collateralized Mortgage Obligations — 7.2%
Fannie Mae Connecticut Avenue Securities:
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 4.52%, 01/25/30(c)		250	255,718
Series 2017-C07, Class 2M2A, 4.81%, 05/25/30(e)		250	256,706
Series 2014-C03, Class 2M2, (1 mo. LIBOR US + 2.90%), 5.22%, 07/25/24(c)		96	100,805
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 6.77%, 01/25/29(c)		120	131,672
Series 2015-C01, Class 2M2, (1 mo. LIBOR US + 4.55%), 6.87%, 02/25/25(c)		403	433,157
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 4.90%), 7.22%, 11/25/24(c)		87	97,915
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 5.00%), 7.32%, 11/25/24(c)		162	179,984
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2016-DNA1, Class M2, (1 mo. LIBOR US + 2.90%), 5.22%, 07/25/28(c)		189	193,252
Series 2017-DNA3, Class M1, 3.07%, 03/25/30(e)		323	323,093
Series 2016-HQA3, Class M2, (1 mo. LIBOR US + 1.35%), 3.67%, 03/25/29(c)		250	252,386
Series 2014-DN1, Class M2, (1 mo. LIBOR US + 2.20%), 4.52%, 02/25/24(c)		161	164,823
Series 2016-DNA2, Class M2, (1 mo. LIBOR US + 2.20%), 4.52%, 10/25/28(c)		532	536,168
Series 2016-HQA2, Class M2, (1 mo. LIBOR US + 2.25%), 4.57%, 11/25/28(c)		535	544,682
Series 2015-HQA1, Class M2, (1 mo. LIBOR US + 2.65%), 4.97%, 03/25/28(c)		512	519,157
Series 2015-HQA2, Class M2, (1 mo. LIBOR US + 2.80%), 5.12%, 05/25/28(c)		109	111,561
Series 2015-DNA3, Class M2, (1 mo. LIBOR US + 2.85%), 5.17%, 04/25/28(c)		603	620,869
Series 2015-HQ1, Class M3, (1 mo. LIBOR US + 3.80%), 6.12%, 03/25/25(c)		980	1,037,541

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2015-DN1, Class M3, (1 mo. LIBOR US + 4.15%), 6.47%, 01/25/25(c)	USD	394	$419,890
Series 2014-DN4, Class M3, (1 mo. LIBOR US + 4.55%), 6.87%, 10/25/24(c)		187	205,185

			6,384,564
Commercial Mortgage-Backed Securities — 0.8%
Freddie Mac Multifamily Structured Pass-Through Certificates, Class A2:
Series K057, 2.57%, 07/25/26		250	234,933
Series K062, 3.41%, 12/25/26		520	515,284

			750,217
Mortgage-Backed Securities — 33.9%
Fannie Mae Mortgage-Backed Securities:
(11th District Cost of Funds + 1.25%), 2.27%, 09/01/34(c)		187	186,496
3.00%, 03/01/45 - 12/01/48(g)		984	939,428
(12 mo. LIBOR US + 1.37%), 3.48%, 04/01/35(c)		98	101,843
3.50%, 02/01/45 - 11/01/51(g)		3,106	3,054,467
(6 mo. LIBOR US + 1.19%), 3.70%, 05/01/33(c)		7	7,126
(1 year CMT + 1.94%), 3.81%, 04/01/35(c)		16	16,397
(6 mo. LIBOR US + 1.36%), 3.86%, 10/01/32(c)		29	29,023
4.00%, 01/01/48 - 12/01/48(g)		3,838	3,859,227
4.50%, 02/01/48 - 06/01/48		4,251	4,414,614
5.00%, 08/01/35 - 04/01/48		1,053	1,102,705
5.50%, 11/01/34 - 01/01/47		1,028	1,107,358
6.00%, 06/01/21 - 09/01/38		254	275,966
6.50%, 01/01/36		18	19,598
Freddie Mac Mortgage-Backed Securities:
(11th District Cost of Funds + 1.25%), 2.27%, 11/01/27(c)		99	98,656
3.00%, 08/01/46 - 06/01/47		241	229,637
3.50%, 10/01/42 - 12/01/48(g)		2,825	2,773,734
4.00%, 06/01/46 - 08/01/46		6,209	6,254,763
(1 year CMT + 2.34%), 4.20%, 04/01/32(c)		35	36,622
4.50%, 09/01/20 - 12/01/48(g)		203	208,942
(12 mo. LIBOR US + 1.79%), 4.54%, 09/01/32(c)		3	3,256
5.00%, 07/01/23 - 07/01/48		961	1,007,081
5.50%, 11/01/37		1	944
6.00%, 10/01/21 - 04/01/38		33	34,777
6.50%, 09/01/38		2	2,228
Ginnie Mae Mortgage-Backed Securities:
3.00%, 05/20/45 - 12/01/48(g)		647	624,186
3.50%, 06/15/43 - 04/20/48		2,469	2,443,056
4.00%, 07/20/47 - 12/01/48(g)		173	175,131
4.50%, 04/20/48		173	178,952
MBS, TBA, 4.50%, 12/01/48(g)		21	21,660
5.00%, 05/20/48		878	916,580
6.50%, 12/20/37 - 07/15/38		80	90,166

			30,214,619

Total U.S. Government Sponsored Agency Securities — 42.1% (Cost — $37,939,450)			37,488,715

Total Long-Term Investments — 101.0% (Cost — $91,885,103)			89,965,877

Security	Shares		Value
Short-Term Securities — 5.6%

Money Market Funds — 5.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.12%(h)(i)		4,908,620	$4,908,620

Total Money Market — 5.5% (Cost — $4,908,620)			4,908,620

		Par (000)
Time Deposits — 0.1%

Europe — 0.1%
Citibank, New York, (0.57%), 12/03/18	EUR	109	123,368

Total Time Deposits — 0.1% (Cost — $123,368)			123,368

Total Short-Term Securities — 5.6% (Cost — $5,031,988)			5,031,988

Total Investments Before TBA Sale Commitments — 106.6% (Cost — $96,917,091)			94,997,865

TBA Sale Commitments — (0.5%)

Mortgage-Backed Securities — (0.5%)
Freddie Mac Mortgage-Backed Securities 3.50%, 12/13/48(g)	USD	330	(323,554)
Ginnie Mae Mortgage-Backed Securities(g):
4.00%, 12/19/48		25	(25,303)
3.50%, 12/19/48		75	(74,134)

Total TBA Sale Commitments — (0.5)% (Proceeds — $418,997)			(422,991)

Total Investments, Net of TBA Sale Commitments — 106.1% (Cost — $96,498,094)			94,574,874
Liabilities in Excess of Other Assets — (6.1)%			(5,424,032)

Net Assets — 100.0%			$89,150,842

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	Annualized 7-day yield as of period end.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund

(i)

During the period ended November 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,425,386	3,483,234	4,908,620	$4,908,620	$18,835	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10-Year U.S. Treasury Note	17	03/20/19	$2,031	$5,286
10-Year U.S. Ultra Long Treasury Bond	3	03/20/19	380	(12)
Long U.S. Treasury Bond	24	03/20/19	3,358	15,337
Ultra Long U.S. Treasury Bond	50	03/20/19	7,620	3,237
2-Year U.S. Treasury Note	10	03/29/19	2,110	1,236
5-Year U.S. Treasury Note	14	03/29/19	1,581	2,771

				$27,855

OTC Inflation Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
U.S. CPI Urban Consumers NAS	At Termination	2.20%	Semi-Annual	Barclays Bank PLC	10/26/23	USD	1,910	$12,896	$—	$12,896

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$—	$—	$12,896	$—	$—

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$27,867	$—	$27,867
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	—	12,896	12,896

	$—	$—	$—	$—	$27,867	$12,896	$40,763

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$12	$—	$12

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended November 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(556,864)	$—	$(556,864)
Swaps	—	—	—	—	—	55,517	55,517

					$(556,864)	$55,517	$(501,347)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$58,606	$—	$58,606
Swaps	—	—	—	—	—	(32,375)	(32,375)

	$—	$—	$—	$—	$58,606	$(32,375)	$26,231

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,339,961
Average notional value of contracts — short	$845,750
Inflation Swaps:
Average notional amount — pays	$—	(a)
Average notional amount — receives	$955,000

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$31,473	$—
Swaps — OTC(a)	12,896	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$44,369	$—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(31,473)	—

Total derivative assets and liabilities subject to an MNA	$12,896	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	FDP BlackRock CoreAlpha Bond Fund

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Barclays Bank PLC	$12,896	$—	$—	$—	$12,896

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Asset-Backed Securities	$—	$9,440,168	$—	$9,440,168
Corporate Bonds	—	40,050,567	—	40,050,567
Floating Rate Loan Interests	—	15,399	—	15,399
Foreign Agency Obligations	—	403,851	—	403,851
Municipal Bonds	—	760,094	—	760,094
Non-Agency Mortgage-Backed Securities	—	1,807,083	—	1,807,083
U.S. Government Sponsored Agency Securities	—	37,488,715	—	37,488,715
Short-Term Securities:
Money Market Funds	4,908,620	—	—	4,908,620
Time Deposits	—	123,368	—	123,368
Liabilities:
Investments:
TBA Sale Commitments	—	(422,991)	—	(422,991)

	$4,908,620	$89,666,254	$—	$94,574,874

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$27,867	$—	$—	$27,867
Other Contracts	—	12,896	—	12,896
Liabilities:
Interest rate contracts	(12)	—	—	(12)

	$27,855	$12,896	$—	$40,751

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Statements of Assets and Liabilities  (unaudited)

November 30, 2018

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund	FDP BlackRock CoreAlpha Bond Fund

ASSETS
Investments at value — unaffiliated(a)	$69,223,646	$60,072,954	$60,905,251	$90,089,245
Investments at value — affiliated(b)	363,601	4,423,764	2,809,421	4,908,620
Cash pledged for futures contracts	—	—	—	255,000
Foreign currency at value(c)	25	764	80	48,460
Receivables:
Dividends — unaffiliated	55,254	184,168	464,617	—
Dividends — affiliated	1,037	—	—	7,794
TBA sale commitments	—	—	—	418,997
Interest — unaffiliated	—	6,377	3,076	554,800
Capital shares sold	—	—	—	167,159
Variation margin on futures contracts	—	—	—	31,473
From the Manager	—	—	—	62,466
Investments sold	—	6,305	425,463	135,970
Principal paydowns	—	—	—	1,136
Unrealized appreciation on OTC derivatives	—	—	—	12,896
Prepaid expenses	23,662	23,665	23,868	23,630

Total assets	69,667,225	64,717,997	64,631,776	96,717,646

LIABILITIES
Bank overdraft	—	12,419	—	—
Payables:
Investments purchased	36,620	—	—	6,476,833
Capital shares redeemed	82,100	82,930	83,221	114,742
Service and distribution fees	23,875	22,561	22,855	30,456
Other accrued expenses	107,850	119,040	158,591	216,921
Investment advisory fees	36,363	31,544	40,135	23,385
Board realignment and consolidation	17,088	16,977	17,239	62,466
Directors’ and Officer’s fees	2,768	2,791	2,811	2,909
Income dividend distributions	—	—	—	215,718
Deferred foreign capital gain tax	—	—	49,313	—
Other affiliates	256	—	328	383
TBA sale commitments at value(d)	—	—	—	422,991

Total liabilities	306,920	288,262	374,493	7,566,804

NET ASSETS	$69,360,305	$64,429,735	$64,257,283	$89,150,842

NET ASSETS CONSIST OF
Paid-in capital	$50,403,184	$50,605,219	$73,815,366	$96,575,097
Accumulated earnings (loss)	18,957,121	13,824,516	(9,558,083)	(7,424,255)

NET ASSETS	$69,360,305	$64,429,735	$64,257,283	$89,150,842

(a) Investments at cost — unaffiliated	$53,034,665	$48,350,976	$65,616,971	$92,008,471
(b) Investments at cost — affiliated	$363,601	$4,423,764	$2,809,421	$4,908,620
(c) Foreign currency at cost	$25	$764	$80	$51,735
(d) Proceeds from TBA sale commitments	$—	$—	$—	$418,997

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2018

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund	FDP BlackRock CoreAlpha Bond Fund

Institutional
Net assets	$3,454,689	$3,240,776	$3,162,193	$4,333,580

Shares outstanding(e)	233,568	259,080	271,895	446,927

Net asset value	$14.79	$12.51	$11.63	$9.70

Investor A
Net assets	$47,355,902	$44,172,550	$44,075,037	$57,112,516

Shares outstanding(e)	3,356,114	3,584,308	3,811,879	5,888,139

Net asset value	$14.11	$12.32	$11.56	$9.70

Investor C
Net assets	$18,549,714	$17,016,409	$17,020,053	$27,704,746

Shares outstanding(e)	1,526,379	1,428,125	1,479,455	2,855,904

Net asset value	$12.15	$11.92	$11.50	$9.70

(e)	100 million shares authorized, $0.10 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations  (unaudited)

Six Months Ended November 30, 2018

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund	FDP BlackRock CoreAlpha Bond Fund

INVESTMENT INCOME
Dividends — unaffiliated(a)	$371,073	$952,029	$845,731	$—
Interest — unaffiliated	—	—	—	1,684,942
Dividends — affiliated	6,406	33,502	15,436	18,835
Securities lending income — affiliated — net	—	13	77	—
Foreign taxes withheld	—	(16,923)	(78,506)	(66)

Total investment income	377,479	968,621	782,738	1,703,711

EXPENSES
Investment advisory	307,108	244,015	334,593	191,297
Service and distribution — class specific	171,913	155,224	165,855	198,903
Transfer agent — class specific	44,604	39,325	45,894	52,317
Professional	36,690	31,017	39,507	46,470
Registration	24,811	24,810	25,038	24,016
Accounting services	18,002	16,664	17,969	18,374
Custodian	10,998	28,904	23,803	1,937
Directors and Officer	7,524	7,494	7,524	7,677
Printing	11,610	11,610	12,276	11,880
Board realignment and consolidation	13,233	13,148	13,350	62,466
Miscellaneous	7,025	6,979	7,711	21,032

Total expenses	653,518	579,190	693,520	636,369
Less:
Fees waived and/or reimbursed by the Manager	(57,826)	(36,103)	(56,332)	(101,367)
Fees paid indirectly	(21)	(2,204)	(25)	(14)

Total expenses after fees waived and/or reimbursed and paid indirectly	595,671	540,883	637,163	534,988

Net investment income (loss)	(218,192)	427,738	145,575	1,168,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,031,501	2,576,291	(4,602,330)	(768,539)
Futures contracts	—	—	—	(556,864)
Foreign currency transactions	(25)	1,162	23,693	(70)
Swaps	—	—	—	55,517

	3,031,476	2,577,453	(4,578,637)	(1,269,956)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,090,601)	(1,647,855)	(3,256,034)	(727,833)
Futures contracts	—	—	—	58,606
Foreign currency translations	(5)	(13)	(6,936)	(1,088)
Swaps	—	—	—	(32,375)

	(3,090,606)	(1,647,868)	(3,262,970)	(702,690)

Net realized and unrealized gain (loss)	(59,130)	929,585	(7,841,607)	(1,972,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(277,322)	$1,357,323	$(7,696,032)	$(803,923)

(a) Includes non-recurring dividends in the amount for below funds:	$167,855	$91,185	$53,103	$—

See notes to financial statements.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	FDP BlackRock Capital Appreciation Fund		FDP BlackRock Equity Dividend Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18	Six Months Ended 11/30/18 (unaudited)		Year Ended 05/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(218,192)	$(607,665)	$427,738		$706,398
Net realized gain	3,031,476	23,588,168	2,577,453		30,762,605
Net change in unrealized depreciation	(3,090,606)	(5,981,277)	(1,647,868)		(19,322,521)

Net increase (decrease) in net assets resulting from operations	(277,322)	16,999,226	1,357,323		12,146,482

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(670,720)	(506,731)	(889,548)		(654,891)
Investor A	(9,190,603)	(6,689,015)	(12,180,234)		(8,700,449)
Investor C	(4,409,346)	(3,707,198)	(5,184,942)		(4,683,495)

Decrease in net assets resulting from distributions to shareholders	(14,270,669)	(10,902,944)	(18,254,724)		(14,038,835)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,427,122	(34,987,351)	7,829,232		(28,684,402)

NET ASSETS(b)
Total decrease in net assets	(11,120,869)	(28,891,069)	(9,068,169	)(c)	(30,576,755	)(c)
Beginning of period	80,481,174	109,372,243	73,497,904		104,074,659

End of period	$69,360,305	$80,481,174	$64,429,735		$73,497,904

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets  (continued)

	FDP BlackRock International Fund		FDP BlackRock CoreAlpha Bond Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$145,575	$333,682	$1,168,723	$2,576,664
Net realized gain (loss)	(4,578,637)	40,737,939	(1,269,956)	(1,479,380)
Net change in unrealized depreciation	(3,262,970)	(35,948,961)	(702,690)	(2,429,692)

Net increase (decrease) in net assets resulting from operations	(7,696,032)	5,122,660	(803,923)	(1,332,408)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Institutional . . .	(106,563)	(65,456)	(70,075)	(95,073)
Investor A . . . .	(1,292,621)	(838,346)	(841,628)	(1,160,153)
Investor C . . . .	(417,831)	—	(349,324)	(581,449)
From return of capital:
Institutional . . .	—	—	—	(62,106)
Investor A . . . .	—	—	—	(757,874)
Investor C . . . .	—	—	—	(379,833)

Decrease in net assets resulting from distributions to shareholders	(1,817,015)	(903,802)	(1,261,027)	(3,036,488)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,407,065)	(50,601,102)	(10,953,878)	(64,470,638)

NET ASSETS(b)
Total decrease in net assets	(16,920,112)	(46,382,244)	(13,018,828)	(68,839,534)
Beginning of period	81,177,395	127,559,639	102,169,670	171,009,204

End of period	$64,257,283	$81,177,395	$89,150,842	$102,169,670

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund
	Institutional
	Six Months Ended 11/30/18 (Unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.80		$16.48	$15.01	$17.66	$17.11	$15.23

Net investment income (loss)(a)	(0.01	)(b)	(0.03)	0.02	(0.08)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.07		3.34	2.34	(0.30)	1.60	2.67

Net increase (decrease) from investment operations	0.06		3.31	2.36	(0.38)	1.58	2.65

Distributions from net realized gain(c)	(3.07)		(1.99)	(0.89)	(2.27)	(1.03)	(0.77)

Net asset value, end of period	$14.79		$17.80	$16.48	$15.01	$17.66	$17.11

Total Return(d)
Based on net asset value	(0.68	)%(e)	21.93%	16.48%	(2.81)%	9.55%	17.70%

Ratios to Average Net Assets
Total expenses	1.26	%(f)	1.18%	1.10%	1.35%	1.10%	1.07%

Total expenses after fees waived and paid indirectly	1.11	%(f)	1.08%	1.05%	1.30%	1.05%	1.02%

Net investment income (loss)	(0.13	)%(b)(f)	(0.19)%	0.15%	(0.54)%	(0.09)%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$3,454		$4,025	$4,787	$5,397	$5,959	$5,597

Portfolio turnover rate	24%		106%	48%	128%	86%	101%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and ratio of net investment loss to average net assets include $0.04 per share and 0.22%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (Unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.11		$15.91	$14.55	$17.23	$16.75	$14.94

Net investment loss(a)	(0.00	)(b)	(0.07)	(0.01)	(0.12)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	0.05		3.21	2.26	(0.29)	1.57	2.62

Net increase (decrease) from investment operations	0.05		3.14	2.25	(0.41)	1.51	2.56

Distributions from net realized gain(c)	(3.05)		(1.94)	(0.89)	(2.27)	(1.03)	(0.75)

Net asset value, end of period	$14.11		$17.11	$15.91	$14.55	$17.23	$16.75

Total Return(d)
Based on net asset value	(0.76	)%(e)	21.56%	16.24%	(3.08)%	9.32%	17.42%

Ratios to Average Net Assets
Total expenses	1.51	%(f)	1.43%	1.35%	1.60%	1.35%	1.32%

Total expenses after fees waived and paid indirectly	1.35	%(f)	1.33%	1.30%	1.55%	1.30%	1.27%

Net investment loss	(0.37	)%(b)(f)	(0.44)%	(0.09)%	(0.79)%	(0.34)%	(0.35)%

Supplemental Data
Net assets, end of period (000)	$47,356		$52,880	$64,535	$53,675	$61,289	$55,133

Portfolio turnover rate	24%		106%	48%	128%	86%	101%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and ratio of net investment loss to average net assets include $0.03 per share and 0.22%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (Unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.14		$14.22	$13.19	$15.93	$15.68	$14.08

Net investment loss(a)	(0.07	)(b)	(0.17)	(0.11)	(0.21)	(0.17)	(0.17)
Net realized and unrealized gain (loss)	0.08		2.86	2.03	(0.26)	1.45	2.46

Net increase (decrease) from investment operations	0.01		2.69	1.92	(0.47)	1.28	2.29

Distributions from net realized gain(c)	(3.00)		(1.77)	(0.89)	(2.27)	(1.03)	(0.69)

Net asset value, end of period	$12.15		$15.14	$14.22	$13.19	$15.93	$15.68

Total Return(d)
Based on net asset value	(1.18	)%(e)	20.66%	15.37%	(3.85)%	8.46%	16.48%

Ratios to Average Net Assets
Total expenses	2.25	%(f)	2.19%	2.12%	2.36%	2.11%	2.08%

Total expenses after fees waived and paid indirectly	2.10	%(f)	2.09%	2.06%	2.31%	2.06%	2.03%

Net investment loss	(1.11	)%(b)(f)	(1.19)%	(0.86)%	(1.55)%	(1.10)%	(1.11)%

Supplemental Data
Net assets, end of period (000)	$18,550		$23,576	$40,050	$76,694	$92,669	$93,094

Portfolio turnover rate	24%		106%	48%	128%	86%	101%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and ratio of net investment loss to average net assets include $0.03 per share and 0.22%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund
	Institutional
	Six Months Ended 11/30/18 (Unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.30		$16.76	$15.12	$16.68	$15.78	$13.36

Net investment income(a)	0.11	(b)	0.22	0.22	0.23	0.18	0.21
Net realized and unrealized gain (loss)	0.24		2.07	2.33	(1.47)	0.99	2.30

Net increase (decrease) from investment operations	0.35		2.29	2.55	(1.24)	1.17	2.51

Distributions(c)
From net investment income	(0.08)		(0.11)	(0.40)	(0.32)	(0.27)	(0.09)
From net realized gain	(4.06)		(2.64)	(0.51)	—	—	—

Total distributions	(4.14)		(2.75)	(0.91)	(0.32)	(0.27)	(0.09)

Net asset value, end of period	$12.51		$16.30	$16.76	$15.12	$16.68	$15.78

Total Return(d)
Based on net asset value	1.92	%(e)	14.13%	17.03%	(7.54)%	7.49%	18.89%

Ratios to Average Net Assets
Total expenses	1.22	%(f)(g)	1.06%	0.99%	1.20%	1.00%	0.98%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.11	%(f)(g)	0.98%	0.94%	1.20%	1.00%	0.98%

Net investment income	1.66	%(b)(f)(g)	1.30%	1.36%	1.54%	1.13%	1.43%

Supplemental Data
Net assets, end of period (000)	$3,241		$3,634	$4,522	$5,376	$5,890	$5,373

Portfolio turnover rate	18%		81%	14%	15%	19%	14%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.02 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (Unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.12		$16.60	$14.98	$16.53	$15.63	$13.26

Net investment income(a)	0.10	(b)	0.17	0.18	0.19	0.14	0.17
Net realized and unrealized gain (loss)	0.22		2.06	2.31	(1.46)	0.97	2.28

Net increase (decrease) from investment operations	0.32		2.23	2.49	(1.27)	1.11	2.45

Distributions(c)
From net investment income	(0.06)		(0.07)	(0.36)	(0.28)	(0.21)	(0.08)
From net realized gain	(4.06)		(2.64)	(0.51)	—	—	—

Total distributions	(4.12)		(2.71)	(0.87)	(0.28)	(0.21)	(0.08)

Net asset value, end of period	$12.32		$16.12	$16.60	$14.98	$16.53	$15.63

Total Return(d)
Based on net asset value	1.72	%(e)	13.89%	16.77%	(7.78)%	7.19%	18.56%

Ratios to Average Net Assets
Total expenses	1.47	%(f)(g)	1.31%	1.24%	1.45%	1.25%	1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36	%(f)(g)	1.23%	1.19%	1.45%	1.25%	1.22%

Net investment income	1.42	%(b)(f)(g)	1.04%	1.11%	1.29%	0.88%	1.19%

Supplemental Data
Net assets, end of period (000)	$44,173		$48,647	$61,471	$53,623	$60,815	$54,119

Portfolio turnover rate	18%		81%	14%	15%	19%	14%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.02 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (Unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.71		$16.29	$14.71	$16.24	$15.37	$13.09

Net investment income(a)	0.04	(b)	0.05	0.06	0.08	0.02	0.06
Net realized and unrealized gain (loss)	0.23		2.01	2.27	(1.45)	0.96	2.26

Net increase (decrease) from investment operations	0.27		2.06	2.33	(1.37)	0.98	2.32

Distributions(c)
From net investment income	—		—	(0.24)	(0.16)	(0.11)	(0.04)
From net realized gain	(4.06)		(2.64)	(0.51)	—	—	—

Total distributions	(4.06)		(2.64)	(0.75)	(0.16)	(0.11)	(0.04)

Net asset value, end of period	$11.92		$15.71	$16.29	$14.71	$16.24	$15.37

Total Return(d)
Based on net asset value	1.41	%(e)	13.03%	15.90%	(8.51)%	6.40%	17.76%

Ratios to Average Net Assets
Total expenses	2.21	%(f)(g)	2.06%	2.01%	2.21%	2.01%	1.98%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10	%(f)(g)	1.99%	1.95%	2.21%	2.01%	1.98%

Net investment income	0.69	%(b)(f)(g)	0.28%	0.37%	0.53%	0.12%	0.41%

Supplemental Data
Net assets, end of period (000)	$17,016		$21,217	$38,081	$77,352	$92,568	$92,201

Portfolio turnover rate	18%		81%	14%	15%	19%	14%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.02 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund
	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.32		$12.98	$11.28	$13.05	$13.32	$11.77

Net investment income(a)	0.05	(b)	0.12	0.16	0.16	0.17	0.28
Net realized and unrealized gain (loss)	(1.37)		0.40	1.70	(1.78)	(0.18)	1.45

Net increase (decrease) from investment operations	(1.32)		0.52	1.86	(1.62)	(0.01)	1.73

Distributions(c)
From net investment income	(0.12)		(0.18)	(0.16)	(0.15)	(0.26)	(0.18)
From net realized gain	(0.25)		—	—	—	—	—

Total distributions	(0.37)		(0.18)	(0.16)	(0.15)	(0.26)	(0.18)

Net asset value, end of period	$11.63		$13.32	$12.98	$11.28	$13.05	$13.32

Total Return(d)
Based on net asset value	(10.24	)%(e)	4.02%	16.74%	(12.57)%	(0.04)%	14.88%

Ratios to Average Net Assets
Total expenses	1.42	%(f)	1.38%	1.30%	1.44%	1.26%	1.23%

Total expenses after fees waived and paid indirectly	1.27	%(f)	1.26%	1.20%	1.34%	1.26%	1.23%

Net investment income	0.83	%(b)(f)	0.86%	1.40%	1.37%	1.32%	2.21%

Supplemental Data
Net assets, end of period (000)	$3,162		$4,006	$5,311	$5,817	$6,478	$5,961

Portfolio turnover rate	50%		144%	30%	37%	27%	29%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.22		$12.90	$11.20	$12.97	$13.24	$11.70

Net investment income(a)	0.04	(b)	0.08	0.13	0.13	0.14	0.25
Net realized and unrealized gain (loss)	(1.37)		0.40	1.70	(1.78)	(0.17)	1.45

Net increase (decrease) from investment operations	(1.33)		0.48	1.83	(1.65)	(0.03)	1.70

Distributions(c)
From net investment income	(0.08)		(0.16)	(0.13)	(0.12)	(0.24)	(0.16)
From net realized gain	(0.25)		—	—	—	—	—

Total distributions	(0.33)		(0.16)	(0.13)	(0.12)	(0.24)	(0.16)

Net asset value, end of period	$11.56		$13.22	$12.90	$11.20	$12.97	$13.24

Total Return(d)
Based on net asset value	(10.36	)%(e)	3.71%	16.55%	(12.85)%	(0.25)%	14.67%

Ratios to Average Net Assets
Total expenses	1.67	%(f)	1.63%	1.55%	1.68%	1.51%	1.48%

Total expenses after fees waived and paid indirectly	1.52	%(f)	1.51%	1.45%	1.58%	1.51%	1.48%

Net investment income	0.59	%(b)(f)	0.59%	1.15%	1.12%	1.09%	2.00%

Supplemental Data
Net assets, end of period (000)	$44,075		$53,715	$75,800	$60,141	$70,702	$62,636

Portfolio turnover rate	50%		144%	30%	37%	27%	29%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.12		$12.75	$11.06	$12.81	$13.08	$11.57

Net investment income (loss)(a)	(0.01	)(b)	(0.03)	0.03	0.04	0.04	0.14
Net realized and unrealized gain (loss)	(1.36)		0.40	1.70	(1.77)	(0.17)	1.44

Net increase (decrease) from investment operations	(1.37)		0.37	1.73	(1.73)	(0.13)	1.58

Distributions(c)
From net investment income	—		—	(0.04)	(0.02)	(0.14)	(0.07)
From net realized gain	(0.25)		—	—	—	—	—

Total distributions	(0.25)		—	(0.04)	(0.02)	(0.14)	(0.07)

Net asset value, end of period	$11.50		$13.12	$12.75	$11.06	$12.81	$13.08

Total Return(d)
Based on net asset value	(10.68	)%(e)	2.90%	15.67%	(13.52)%	(0.97)%	13.72%

Ratios to Average Net Assets
Total expenses	2.42	%(f)	2.39%	2.31%	2.44%	2.26%	2.24%

Total expenses after fees waived and paid indirectly	2.27	%(f)	2.27%	2.21%	2.34%	2.26%	2.24%

Net investment income (loss)	(0.16	)%(b)(f)	(0.26)%	0.29%	0.34%	0.29%	1.16%

Supplemental Data
Net assets, end of period (000)	$17,020		$23,456	$46,449	$88,002	$109,093	$108,426

Portfolio turnover rate	50%		144%	30%	37%	27%	29%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment loss to average net assets include $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock CoreAlpha Bond Fund
	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.91		$10.27	$10.20	$10.67	$10.75	$10.71

Net investment income(a)	0.14		0.25	0.27	0.23	0.23	0.28
Net realized and unrealized gain (loss)	(0.20)		(0.33)	0.06	(0.24)	0.05	0.06

Net increase (decrease) from investment operations	(0.06)		(0.08)	0.33	(0.01)	0.28	0.34

Distributions(b)
From net investment income	(0.15)		(0.17)	(0.14)	(0.23)	(0.23)	(0.29)
From net realized gain	—		—	—	(0.23)	(0.13)	(0.01)
From return of capital	—		(0.11)	(0.12)	—	—	—

Total distributions	(0.15)		(0.28)	(0.26)	(0.46)	(0.36)	(0.30)

Net asset value, end of period	$9.70		$9.91	$10.27	$10.20	$10.67	$10.75

Total Return(c)
Based on net asset value	(0.63	)%(d)	(0.79)%	3.31%	0.05%	2.61%	3.18%

Ratios to Average Net Assets
Total expenses	0.92	%(e)	0.79%	0.67%	0.82%	0.69%	0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71	%(e)	0.68%	0.64%	0.81%	0.69%	0.68%

Net investment income	2.85	%(e)	2.42%	2.63%	2.26%	2.12%	2.71%

Supplemental Data
Net assets, end of period (000)	$4,334		$4,792	$6,868	$7,507	$7,455	$6,791

Portfolio turnover rate(f)	100%		301%	277%	315%	283%	296%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	58%	164%	175%	115%	80%	137%

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock CoreAlpha Bond Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.91		$10.28	$10.20	$10.67	$10.76	$10.71

Net investment income(a)	0.13		0.22	0.24	0.21	0.20	0.26
Net realized and unrealized gain (loss)	(0.20)		(0.33)	0.08	(0.25)	0.04	0.06

Net increase (decrease) from investment operations	(0.07)		(0.11)	0.32	(0.04)	0.24	0.32

Distributions(b)
From net investment income	(0.14)		(0.16)	(0.14)	(0.20)	(0.20)	(0.26)
From net realized gain	—		—	—	(0.23)	(0.13)	(0.01)
From return of capital	—		(0.10)	(0.10)	—	—	—

Total distributions	(0.14)		(0.26)	(0.24)	(0.43)	(0.33)	(0.27)

Net asset value, end of period	$9.70		$9.91	$10.28	$10.20	$10.67	$10.76

Total Return(c)
Based on net asset value	(0.75	)%(d)	(1.13)%	3.16%	(0.20)%	2.26%	3.03%

Ratios to Average Net Assets
Total expenses	1.17	%(e)	1.04%	0.92%	1.07%	0.94%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(e)	0.92%	0.89%	1.06%	0.94%	0.93%

Net investment income	2.60	%(e)	2.18%	2.38%	2.01%	1.87%	2.46%

Supplemental Data
Net assets, end of period (000)	$57,112		$62,904	$95,020	$86,870	$97,067	$86,986

Portfolio turnover rate(f)	100%		301%	277%	315%	283%	296%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	58%	164%	175%	115%	80%	137%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock CoreAlpha Bond Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.91		$10.28	$10.20	$10.67	$10.76	$10.71

Net investment income(a)	0.10		0.17	0.19	0.15	0.14	0.20
Net realized and unrealized gain (loss)	(0.20)		(0.34)	0.07	(0.24)	0.04	0.06

Net increase (decrease) from investment operations	(0.10)		(0.17)	0.26	(0.09)	0.18	0.26

Distributions(b)
From net investment income	(0.11)		(0.12)	(0.11)	(0.15)	(0.14)	(0.20)
From net realized gain	—		—	—	(0.23)	(0.13)	(0.01)
From return of capital	—		(0.08)	(0.07)	—	—	—

Total distributions	(0.11)		(0.20)	(0.18)	(0.38)	(0.27)	(0.21)

Net asset value, end of period	$9.70		$9.91	$10.28	$10.20	$10.67	$10.76

Total Return(c)
Based on net asset value	(1.01	)%(d)	(1.68)%	2.58%	(0.76)%	1.69%	2.45%

Ratios to Average Net Assets
Total expenses	1.70	%(e)	1.59%	1.48%	1.63%	1.50%	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.49	%(e)	1.47%	1.45%	1.62%	1.50%	1.49%

Net investment income	2.07	%(e)	1.63%	1.84%	1.45%	1.31%	1.90%

Supplemental Data
Net assets, end of period (000)	$27,705		$34,474	$69,120	$125,490	$142,617	$138,904

Portfolio turnover rate(f)	100%		301%	277%	315%	283%	296%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	58%	164%	175%	115%	80%	137%

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

FDP Series, Inc. and FDP Series II, Inc. (each, a “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Corporation is organized as a Maryland corporation. Each fund is a series of the Corporation.

The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
FDP Series, Inc.	FDP BlackRock Capital Appreciation Fund	Capital Appreciation Fund	Diversified
	FDP BlackRock Equity Dividend Fund	Equity Dividend Fund	Diversified
	FDP BlackRock International Fund	International Fund	Diversified
FDP Series II, Inc.	FDP BlackRock CoreAlpha Bond Fund	CoreAlpha Bond Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

The Board approved an Agreement and Plan of Reorganization with respect to the following Target Fund, pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of FDP Series II, Inc., a newly organized Maryland corporation. This reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
FDP BlackRock CoreAlpha Bond Fund	FDP Series, Inc.	FDP BlackRock CoreAlpha Bond Fund	FDP Series II, Inc.

The Reorganization was effected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the Reorganization, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. The shareholders of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
FDP BlackRock CoreAlpha Bond Fund	9,610,750	1	9,610,750

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
FDP BlackRock CoreAlpha Bond Fund	94,478,105	102,957,123	104,500,095

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, To-be-announced (“TBA”) sale commitments, futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For Capital Appreciation Fund, Equity Dividend Fund and International Fund, distributions paid by the Funds are recorded on the ex-dividend date. For CoreAlpha Bond Fund, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amount pledged, which are considered restricted, are included in cash pledged for futures in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Corporation, on behalf of its Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Not exceeding $1 Billion	0.80%	0.70%	0.90%	0.40%
$1 Billion — $3 Billion	0.75	0.66	0.85	0.38
$3 Billion — $5 Billion	0.72	0.63	0.81	0.36
$5 Billion — $10 Billion	0.70	0.61	0.78	0.35
Greater than $10 Billion	0.68	0.60	0.77	0.34

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: Each Corporation, on behalf of its Funds, entered into a Distribution Agreement and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees
	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Investor C	0.75%	0.75%	0.75%	0.55%

	Service Fees
Investor A	0.25%	0.25%	0.25%	0.25%
Investor C	0.25	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees
	Investor A	Investor C	Total
Capital Appreciation Fund	$64,241	$107,672	$171,913
Equity Dividend Fund	58,680	96,544	155,224
International Fund	62,540	103,315	165,855
CoreAlpha Bond Fund	75,147	123,756	198,903

Transfer Agent: For the six months ended November 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Total
Capital Appreciation Fund	$2,293	$29,942	$12,369	$44,604
Equity Dividend Fund	2,097	27,380	9,848	39,325
International Fund	2,317	30,875	12,702	45,894
CoreAlpha Bond Fund	2,656	34,624	15,037	52,317

In addition, the Funds pay the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statements of Operations.

Other Fees: For the six months ended November 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Investor A	$14	$—	$2	$—

Expense Limitations, Waivers, and Reimbursements: With respect to each Fund, the Manager has contractually agreed to waive a portion of its investment advisory fees to cap the annual management fee of each Fund at the amount noted in the table below through September 30, 2019:

Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
0.65%	0.60%	0.75%	0.32%

Each contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are shown as fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Amount waived	$57,583	$34,860	$55,766	$38,260

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2018, the amounts waived were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Amount waived	$243	$1,243	$566	$641

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2018, there were no fees waived by the Manager under this arrangement.

For the six months ended November 30, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Amount reimbursed	$462	$462	$519	$615

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2018, the amount reimbursed for CoreAlpha Bond Fund was $62,466.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Institutional	1.95%	1.95%	1.95%	1.95%
Investor A	2.20	2.20	2.20	2.20
Investor C	2.95	2.95	2.95	2.75

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019, unless approved by a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Equity Dividend Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. Pursuant to a securities lending agreement, International Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Equity Dividend Fund retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and International Fund retains 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by Equity Dividend Fund and International Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2018, Equity Dividend and International Fund paid BIM $5, and $14, respectively for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended November 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Equity Dividend Fund	$174,149	$—	$—

7.	PURCHASES AND SALES

For the six months ended November 30, 2018, purchases and sales of investments, including TBA transactions and mortgage dollar rolls and excluding short-term securities, were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Purchases	$18,018,737	$11,684,815	$35,963,383	$100,663,448
Sales	28,803,788	21,765,813	45,239,530	114,452,553

For the six months ended November 30, 2018, purchases and sales related to mortgage dollar rolls for CoreAlpha Bond Fund were $42,724,982 and $42,774,415, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’s financial statements.

As of May 31, 2018, the CoreAlpha Bond Fund had $3,987,301 of non-expiring capital loss carryforwards available to offset future realized capital gains.

During the year ended May 31, 2018, International Fund utilized $37,091,429 of its respective capital loss carryforwards.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund	CoreAlpha Bond Fund
Tax cost	$53,443,406	$53,676,767	$68,782,308	$96,924,777

Gross unrealized appreciation	$17,941,154	$14,462,991	$1,234,960	$476,032
Gross unrealized depreciation	(1,797,313)	(3,643,040)	(6,302,596)	(2,362,193)

Net unrealized appreciation (depreciation)	$16,143,841	$10,819,951	$(5,067,636)	$(1,886,161)

9.	BANK BORROWINGS

Each Corporation, on behalf of its Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Capital Appreciation Fund invested a significant portion of its assets in securities in the information technology sector. As of period end, Equity Dividend Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

CoreAlpha Bond Fund invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

International Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

International Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/18		Year Ended 05/31/18
Capital Appreciation Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	21	$328	2,451	$39,589
Shares issued in reinvestment of distributions	35,320	554,883	26,673	424,183
Shares redeemed	(27,952)	(444,521)	(93,431)	(1,558,246)

Net increase (decrease)	7,389	$110,690	(64,307)	$(1,094,474)

Investor A
Shares sold and automatic conversion of shares	76,492	$1,155,014	222,871	$3,614,894
Shares issued in reinvestment of distributions	518,623	7,779,346	379,488	5,818,785
Shares redeemed	(329,253)	(5,083,647)	(1,569,298)	(25,162,984)

Net increase (decrease)	265,862	$3,850,713	(966,939)	$(15,729,305)

Investor C
Shares sold	2,475	$35,848	11,857	$168,977
Shares issued in reinvestment of distributions	297,237	3,852,186	234,801	3,203,862
Shares redeemed and automatic conversion of shares	(330,794)	(4,422,315)	(1,506,559)	(21,536,411)

Net decrease	(31,082)	$(534,281)	(1,259,901)	$(18,163,572)

Total Net Increase (Decrease)	242,169	$3,427,122	(2,291,147)	$(34,987,351)

Equity Dividend Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	325	$4,020	1,289	$21,423
Shares issued in reinvestment of distributions	60,345	761,560	34,389	563,801
Shares redeemed	(24,465)	(340,311)	(82,671)	(1,383,510)

Net increase (decrease)	36,205	$425,269	(46,993)	$(798,286)

Investor A
Shares sold and automatic conversion of shares	84,274	$1,110,393	245,232	$4,070,163
Shares issued in reinvestment of distributions	800,890	9,971,078	445,156	7,225,509
Shares redeemed	(318,928)	(4,312,641)	(1,375,753)	(22,957,224)

Net increase (decrease)	566,236	$6,768,830	(685,365)	$(11,661,552)

Investor C
Shares sold	2,413	$33,930	17,496	$286,983
Shares issued in reinvestment of distributions	369,011	4,453,962	248,270	3,944,978
Shares redeemed and automatic conversion of shares	(294,168)	(3,852,759)	(1,253,246)	(20,456,525)

Net increase (decrease)	77,256	$635,133	(987,480)	$(16,224,564)

Total Net Increase (Decrease)	679,697	$7,829,232	(1,719,838)	$(28,684,402)

International Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	27	$342	740	$9,729
Shares issued in reinvestment of distributions	6,839	89,381	3,807	49,794
Shares redeemed	(35,797)	(455,081)	(112,790)	(1,524,997)

Net decrease	(28,931)	$(365,358)	(108,243)	$(1,465,474)

Investor A
Shares sold and automatic conversion of shares	82,332	$1,033,387	317,746	$4,318,977
Shares issued in reinvestment of distributions	83,276	1,083,420	62,438	812,324
Shares redeemed	(417,891)	(5,287,381)	(2,192,886)	(29,463,982)

Net decrease	(252,283)	$(3,170,574)	(1,812,702)	$(24,332,681)

Investor C
Shares sold	2,449	$32,219	9,452	$128,467
Shares issued in reinvestment of distributions	27,574	357,916	—	—
Shares redeemed and automatic conversion of shares	(338,297)	(4,261,268)	(1,865,292)	(24,931,414)

Net decrease	(308,274)	$(3,871,133)	(1,855,840)	$(24,802,947)

Total Net Decrease	(589,488)	$(7,407,065)	(3,776,785)	$(50,601,102)

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/18		Year Ended 05/31/18
CoreAlpha Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	36	$355	1,642	$16,766
Shares issued in reinvestment of distributions	5,732	56,169	12,954	131,309
Shares redeemed	(42,446)	(414,910)	(199,473)	(2,025,574)

Net decrease	(36,678)	$(358,386)	(184,877)	$(1,877,499)

Investor A
Shares sold and automatic conversion of shares	118,170	$1,160,057	420,594	$4,258,505
Shares issued in reinvestment of distributions	71,421	699,991	161,071	1,634,127
Shares redeemed	(647,752)	(6,351,249)	(3,480,161)	(35,430,975)

Net decrease	(458,161)	$(4,491,201)	(2,898,496)	$(29,538,343)

Investor C
Shares sold	3,551	$35,017	37,606	$383,663
Shares issued in reinvestment of distributions	28,401	278,460	76,655	778,393
Shares redeemed and automatic conversion of shares	(653,790)	(6,417,768)	(3,360,893)	(34,216,852)

Net decrease	(621,838)	$(6,104,291)	(3,246,632)	$(33,054,796)

Total Net Decrease	(1,116,677)	$(10,953,878)	(6,330,005)	$(64,470,638)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

Distributions for the period ended May 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain	Return of Capital
Capital Appreciation Fund	Institutional	$—	$506,731	$—
	Investor A	—	6,689,015	—
	Investor C	—	3,707,198	—
Equity Dividend Fund	Institutional	25,640	629,251	—
	Investor A	221,690	8,478,759	—
	Investor C	—	4,683,495	—
International Fund	Institutional	65,456	—	—
	Investor A	838,346	—	—
CoreAlpha Bond Fund	Institutional	95,073	—	62,106
	Investor A	1,160,153	—	757,874
	Investor C	581,449	—	379,833

Undistributed (distributions in excess of) net investment income as of May 31, 2018 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Equity Dividend Fund	$205,213
International Fund	353,279
CoreAlpha Bond Fund	(212,031)

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Funds paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on December 7, 2018 to the shareholders of record on December 4, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Capital Appreciation Fund
Institutional	$—	$0.194642	$0.414504
Investor A	—	0.173482	0.414504
Investor C	—	0.115790	0.414504
Equity Dividend Fund
Institutional	0.123665	0.024237	0.433298
Investor A	0.105172	0.024237	0.433298
Investor C	0.047416	0.024237	0.433298
International Fund
Institutional	0.050926	—	—
Investor A	0.032510	—	—
Investor C	—	—	—

NOTES TO FINANCIAL STATEMENTS	61

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of FDP Series II, Inc. (the “Corporation”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of FDP BlackRock CoreAlpha Bond Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

On September 17, 2018, the Fund acquired the assets, subject to the liabilities of FDP BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of FDP Series, Inc. (the “Predecessor Corporation”), through a reorganization (the “Reorganization”). The Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Predecessor Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Corporation, on behalf of the Predecessor Fund, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund (and those provided to the Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s (and the Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of directors of the Predecessor Corporation (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to the Predecessor Fund); (b) the investment performance of the Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund and the Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund and the Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund and the fees and expense ratios of the Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund and those provided to the Predecessor Fund and the resulting performance of the Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of the Predecessor Fund. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Predecessor Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Fund (and those provided to the Predecessor Fund). The Board considered that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Predecessor Fund. In connection with its review of the Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of the Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Fund ranked in the second, fourth and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Fund’s underperformance during the applicable periods.

The Board and BlackRock had discussed BlackRock’s strategy for improving the Predecessor Fund’s investment performance. Discussions covered topics such as performance attribution, the Predecessor Fund’s investment personnel, and the resources appropriate to support the Predecessor Fund’s investment processes. Effective March 10, 2017, the Board terminated Franklin Templeton as sub-adviser to the Predecessor Fund and the Predecessor Fund changed its name from FDP BlackRock Franklin Templeton Total Return Fund to FDP BlackRock CoreAlpha Bond Fund. Both BlackRock and the Board expected these changes to result in improved performance of the Predecessor Fund going forward, although there could be no assurance that would be the case. The Board continued to monitor the Predecessor Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that the Fund’s proposed contractual management fee rate was identical to the Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that the Fund’s estimated total net expense ratio was identical to the Predecessor Fund’s total expense ratio. The Board also considered the comparison of the Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Predecessor Fund, which would be the same services to be provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	63

Disclosure of Investment Advisory Agreement  (continued)

differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to the Fund based on its review of the estimated cost of the services provided to the Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Fund to the Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund and the Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Predecessor Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a contractual advisory fee waiver. This waiver was implemented on March 10, 2017.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund (and the Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Corporation, on behalf of the Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O'Brien, Director

Donald C. Opatrny, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Directors who took office on January 1, 2019. For FDP BlackRock Capital Appreciation Fund, FDP BlackRock Equity Dividend Fund and FDP BlackRock International Fund, the newly elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. For FDP BlackRock CoreAlpha Bond Fund, the newly elected Directors include two former Directors, eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex and one individual who served as a director/trustee of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For FDP BlackRock International Fund.

DIRECTOR AND OFFICER INFORMATION	65

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of each Corporation. The newly elected Directors will take office effective January 1, 2019.

Shareholders approved the Directors* of FDP Series, Inc. with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	15,686,794	628,551	310,417
Susan J. Carter	15,712,300	585,505	327,957
Collette Chilton	15,716,455	610,009	299,298
Neil A. Cotty	15,560,962	604,826	459,974
Robert Fairbairn	15,703,922	626,266	295,574
Lena G. Goldberg	15,680,866	634,476	310,420
Robert M. Hernandez	15,687,270	628,074	310,418
Henry R. Keizer	15,709,060	617,405	299,297
Cynthia A. Montgomery	15,599,782	600,526	425,454
Donald C. Opatrny	15,554,288	634,137	437,337
John M. Perlowski	15,721,199	599,609	304,954
Joseph P. Platt	15,684,218	642,245	299,299
Mark Stalnecker	15,576,299	599,785	449,678
Kenneth L. Urish	15,692,227	611,655	321,880
Claire A. Walton	15,765,173	551,910	308,679

*	Denotes Corporation-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

Shareholders approved the Directors* of FDP Series II, Inc. with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Michael J. Castellano	9,069,904	159,110	353,344
Richard E. Cavanagh	9,197,037	133,864	251,457
Cynthia L. Egan	9,189,525	127,511	265,322
Frank J. Fabozzi	9,183,172	133,864	265,322
Robert Fairbairn	9,189,605	141,296	251,457
Henry Gabbay	9,183,172	133,864	265,322
R. Glenn Hubbard	9,185,574	145,326	251,458
W. Carl Kester	9,183,172	133,864	265,322
Catherine A. Lynch	9,184,095	146,804	251,459
John M. Perlowski	9,185,574	138,973	257,811
Karen P. Robards	9,188,047	128,989	265,322

*	Denotes Corporation-wide proposal and voting results.

The above Directors, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as directors for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

EUR	Euro
JPY	Japanese Yen

Portfolio Abbreviations

ABS	Asset-Backed Security
ADR	American Depositary Receipts
ARB	Airport Revenue Bonds
MSCI	Morgan Stanley Capital International
RB	Revenue Bonds

ADDITIONAL INFORMATION	67

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDPS-11/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series II, Inc.

Date: February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series II, Inc.

Date: February 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series II, Inc.

Date: February 4, 2019

3